                                                             File No. 33-83240
                                                             File No. 811-8726
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-4

REGISTRATION STATEMENT  UNDER THE SECURITIES ACT OF 1933                     [ ]
      Pre-Effective Amendment No.                                            [ ]
                                 -----
     Post-Effective Amendment No.  6                                         [X]
                                 -----

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]
                    Amendment No.  9                                         [X]
                                 -----

                        (Check appropriate box or boxes)

        T. ROWE PRICE VARIABLE ANNUITY ACCOUNT OF FIRST SECURITY BENEFIT
                   LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                           (Exact Name of Registrant)

      First Security Benefit Life Insurance and Annuity Company of New York
                               (Name of Depositor)

          70 West Red Oak Lane, 4th Floor, White Plains, New York 10604
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, Including Area Code:
                                 (914) 697-4748

                                                      Copies to:

Roger K. Viola, Secretary and Vice President          Jeffrey S. Puretz, Esq.
First Security Benefit Life Insurance and Annuity     Dechert Price & Rhoads
    Company of New York                               1500 K Street, N.W.
700 Harrison Street, Topeka, KS 66636-0001            Washington, DC 20005
(Name and address of Agent for Service)

It is proposed that this filing will become effective:

[ ] immediately  upon filing  pursuant to paragraph (b) of Rule 485
[ ] on April 30, 1999,  pursuant to paragraph  (b) of Rule 485
[ ] 60 days after  filing  pursuant to paragraph (a)(1) of Rule 485
[X] on April 30, 1999, pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ] on April30, 1999, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Interests in a separate account under individual flexible premium deferred variable annuity contracts.

VARIABLE ANNUITY PROSPECTUS
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T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
    An Individual Flexible Premium
    Deferred Variable Annuity Contract
    May 1, 1999


    ----------------------------------------------------------------------------
    ISSUED BY:

    First Security Benefit Life Insurance and Annuity
    Company of New York
    70 West Red Oak Lane, 4th Floor
    White Plains, New York 10604
    1-914-697-4748

INTRODUCTION
--------------------------------------------------------------------------------

    * THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    * THIS PROSPECTUS IS ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE T. ROWE PRICE EQUITY SERIES, INC., THE T. ROWE PRICE FIXED INCOME SERIES, INC. AND THE T. ROWE PRICE INTERNATIONAL SERIES, INC. YOU SHOULD READ THE PROSPECTUSES CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

    This Prospectus describes the T. Rowe Price No-Load Variable Annuity--a flexible premium deferred variable annuity contract (the "Contract") issued by First Security Benefit Life Insurance and Annuity Company of New York (the "Company"). The Contract is available for individuals as a non-tax qualified retirement plan. The Contract is also available as an individual retirement annuity ("IRA") qualified under Section 408 of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

    You may allocate your purchase payments to one or more of the Subaccounts that comprise a separate account of the Company called the T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York, or to the Fixed Interest Account of the Company. Each Subaccount invests in a corresponding Portfolio of the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., or the T. Rowe Price International Series, Inc. (the "Funds"). Each Portfolio is listed under its respective Fund below.


T. ROWE PRICE EQUITY SERIES, INC.

    T. Rowe Price New America Growth Portfolio
    T. Rowe Price Mid-Cap Growth Portfoli
    T. Rowe Price Equity Income Portfolio
    T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FIXED INCOME SERIES, INC.

    T. Rowe Price Limited-Term Bond Portfolio
    T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.

    T. Rowe Price International Stock Portfolio

    The investments made by the Funds at any given time are not expected to be the same as the investments made by other mutual funds sponsored by T. Rowe Price Associates, Inc., including other mutual funds with investment objectives and policies similar to those of the Funds. Different performance will result due to differences in cash flows into and out of the Fund, different fees and expenses and differences in portfolio size and position.

    Amounts that you allocate to the Subaccounts will vary based on investment performance of the Subaccounts to which the Account Value is allocated. The Company does not guarantee any minimum amount of Account Value in the Subaccounts.

    Amounts that you allocate to the Fixed Interest Account will accrue interest at rates that are paid by the Company as described in "The Fixed Interest Account," page 28. The Company guarantees Account Value in the Fixed Interest Account.

    When you are ready to begin receiving annuity payments, the Contract provides several options for annuity payments (see "Annuity Options," page 25.)

    You may return a Contract according to the terms of its Free-Look Right (see "Free-Look Right," page 21). This Prospectus concisely sets forth information about the Contract and the T. Rowe Price Variable Annuity Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 1999, which has been filed with the Securities and Exchange Commission (the "SEC") contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge, by writing the Company at 70 West Red Oak Lane, 4th Floor, White Plains, New York 10604. The table of contents of the Statement of Additional Information is set forth on page 43 of this Prospectus.

    Date: May 1, 1999

CONTENTS
--------------------------------------------------------------------------------

    * THE CONTRACT IS AVAILABLE ONLY IN NEW YORK. YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

    Definitions                                                              5
    ----------------------------------------------------------------------------

    Summary                                                                  7
    ----------------------------------------------------------------------------

    Expense Table                                                            9
    ----------------------------------------------------------------------------

    Condensed Financial Information                                         11
    ----------------------------------------------------------------------------

    Information About the Company, the Separate Account, and the Funds      12
    ----------------------------------------------------------------------------

    The Contract                                                            15
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    Charges and Deductions                                                  23
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    Annuity Payments                                                        24
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    The Fixed Interest Account                                              28
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    More About the Contract                                                 31
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    Federal Tax Matters                                                     32
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    Other Information                                                       39
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    Performance Information                                                 41
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    Additional Information                                                  42
    ----------------------------------------------------------------------------

DEFINITIONS
--------------------------------------------------------------------------------

    *  VARIOUS TERMS COMMONLY USED IN THIS PROSPECTUS ARE DEFINED AS FOLLOWS:


    ACCOUNT VALUE The total value of a Contract, which includes amounts allocated to the Subaccounts and the Fixed Interest Account. The Company determines Account Value as of each Valuation Date prior to the Annuity Payout Date and on and after the Annuity Payout Date under Annuity Options 5 through 7.


    ACCUMULATION PERIOD The period commencing on the Contract Date and ending on the Annuity Payout Date or, if earlier, when the Contract is terminated through a full withdrawal, payment of charges, or payment of the death benefit proceeds.


    ACCUMULATION UNIT A unit of measure used to calculate Account Value.

    ANNUITANT The person or persons on whose life annuity payments depend under Annuity Options 1 through 4. If Joint Annuitants are named in the Contract, "Annuitant" means both Annuitants unless otherwise stated. The Annuitant receives Annuity Payments during the Annuity Period.


    ANNUITY A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.


    ANNUITY OPTIONS or OPTIONS Options under the Contract that prescribe the provisions under which a series of Annuity Payments are made.

    ANNUITY PAYMENTS Payments made beginning on the Annuity Payout Date according to the provisions of the Annuity Option selected. Annuity Payments are made on the same day of each month, on a monthly, quarterly, semiannual or annual basis depending upon the Annuity Option selected.

    ANNUITY PERIOD The period beginning on the Annuity Payout Date during which annuity payments are made.

    ANNUITY PAYOUT DATE The date when Annuity Payments are scheduled to begin.

    AUTOMATIC INVESTMENT PROGRAM A program pursuant to which purchase payments are automatically paid from your checking account on a specified day of the month, on a monthly, quarterly, semiannual or annual basis, or a salary reduction arrangement.


    CONTRACT DATE The date shown as the Contract Date in a Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that the initial purchase payment is credited to the Contract.

    CONTRACTOWNER or OWNER The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.


    CONTRACT YEAR Each 12-month period measured from the Contract Date.

    DESIGNATED BENEFICIARY The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner during the Accumulation Period or the death of the Annuitant during the Annuity Period. The Designated Beneficiary is the first person on the following list who is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above is alive, the Owner's Estate.

    FIXED INTEREST ACCOUNT An account that is part of the Company's General Account in which all or a portion of the Account Value may be held for accumulation at fixed rates of interest (which may not be less than 3%) declared by the Company periodically at its discretion.


    FUNDS T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. The Funds are diversified, open-end management investment companies commonly referred to as mutual funds.

    GENERAL ACCOUNT All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.


    PAYMENT UNIT A unit of measure used to calculate Annuity Payments under Options 1 through 4.


    PURCHASE PAYMENT The amounts paid to the Company as consideration for the Contract.


    SEPARATE ACCOUNT The T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York, a separate account of the Company. Account Value may be allocated to Subaccounts of the Separate Account for variable accumulation.


    SUBACCOUNT A division of the Separate Account of the Company which invests in a separate Portfolio of one of the Funds. Currently, seven Subaccounts are available under the Contract.


    VALUATION DATE Each date on which the Separate Account is valued, which currently includes each day that the Company and the New York Stock Exchange are both open for trading. The Company and the New York Stock Exchange are closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

    VALUATION PERIOD A period used in measuring the investment experience of each Subaccount. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

    WITHDRAWAL VALUE The amount a Contractowner receives upon full withdrawal of the Contract, which is equal to Account Value less any premium taxes due and paid by the Company.

SUMMARY
--------------------------------------------------------------------------------


    This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relate to the portion of the Contract involving the Separate Account. The Fixed Interest Account is briefly described under "The Fixed Interest Account," page 28 and in the Contract.

PURPOSE OF THE CONTRACT

    The  flexible  premium  deferred  variable  annuity  contract   ("Contract")
    described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.

    You may purchase the Contract as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). If you are eligible, you may also purchase the Contract as an individual retirement annuity ("IRA") qualified under Section 408 of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). See the discussion of IRAs under "Section 408," page 36.

THE SEPARATE ACCOUNT AND THE FUNDS

    You may allocate your purchase payments to the T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York (the "Separate Account"). See "Separate Account," page 13. The Separate Account is currently divided into seven divisions referred to as Subaccounts. Each Subaccount invests exclusively in shares of a specific Portfolio of one of the Funds. Each of the Funds' Portfolios has a different investment objective or objectives. Each Portfolio is listed under its respective Fund below.

    T. ROWE PRICE EQUITY SERIES, INC.

    T. Rowe Price New America Growth Portfolio
    T. Rowe Price Mid-Cap Growth Portfolio
    T. Rowe Price Equity Income Portfolio
    T. Rowe Price Personal Strategy Balanced Portfolio

    T. ROWE PRICE FIXED INCOME SERIES, INC.

    T. Rowe Price Limited-Term Bond Portfolio
    T. Rowe Price Prime Reserve Portfolio

    T. ROWE PRICE INTERNATIONAL SERIES, INC.

    T. Rowe Price International Stock Portfolio

    Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the corresponding Portfolio in which such Subaccount invests. The Contractowner bears the investment risk for amounts allocated to a Subaccount.

FIXED INTEREST ACCOUNT

    You may allocate all or part of your purchase payments to the Fixed Interest Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Interest Account earn interest at rates determined at the discretion of the Company and that are guaranteed to be at least an effective annual rate of 3%. See "The Fixed Interest Account," page 28.

PURCHASE PAYMENTS

    If you are purchasing a Contract as a Non-Qualified Plan, the minimum initial purchase payment is $10,000 ($5,000 if made pursuant to an Automatic Investment Program). If you are purchasing a Contract as a Qualified Plan, the minimum initial purchase payment is $2,000 ($25 if made pursuant to an Automatic Investment Program). Thereafter, you may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $1,000 ($200 if made pursuant to an Automatic Investment Program) for a Non-Qualified Plan or $500 ($25 if made pursuant to an Automatic Investment Program) for a Qualified Plan. See "Purchase Payments," page 16.

CONTRACT BENEFITS

    You may exchange Account Value among the Subaccounts and to and from the Fixed Interest Account, subject to certain restrictions as described in "The Contract," page 15, "Annuity Payments," page 24 and "The Fixed Interest Account," page 28.

    At any time before the Annuity Payout Date, you may surrender your Contract for its Withdrawal Value and may make partial withdrawals, including systematic withdrawals, from Account Value. On or after the Annuity Payout Date, you may withdraw your Account Value under Annuity Options 5 through 7. Withdrawals of Account Value allocated to the Fixed Interest Account are subject to certain restrictions described in "The Fixed Interest Account," page 28. See "Full and Partial Withdrawals," page 20, "Annuity Payments," page 24 and "Federal Tax Matters," page 32 for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

    The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See "Death Benefit," page 21 for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees Annuity Payments under the fixed Annuity Options. See "Annuity Payments," page 24.

FREE-LOOK RIGHT

    You may return the Contract within the Free-Look Period, which is generally a 10-day period beginning when you receive the Contract. In this event, the Company will refund to you the amount of purchase payments allocated to the Fixed Interest Account plus the Account Value in the Subaccounts. The Company will refund purchase payments allocated to the Subaccounts rather than the Account Value in those circumstances in which it is required to do so. See "Free-Look Right," on page 21.

CHARGES AND DEDUCTIONS

    The Company does not deduct a sales load from purchase payments. The Company will deduct certain charges in connection with the Contract as described below.

    * MORTALITY AND EXPENSE RISK CHARGE The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of .55% of each Subaccount's average daily net assets. See "Mortality and Expense Risk Charge," page 23.

    * PREMIUM TAX CHARGE The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted when Annuity Payments begin or upon full withdrawal if the Company incurs a premium tax. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. No premium tax is currently imposed in the State of New York. The Company reserves the right to deduct such taxes, if imposed, when due or anytime thereafter. See "Premium Tax Charge," page 23.

    * OTHER EXPENSES The Company pays the operating expenses of the Separate Account. Investment management fees and operating expenses of the Funds are paid by the Funds and are reflected in the net asset value of Fund shares. For a description of these charges and expenses, see the prospectus for the Funds.

CONTACTING THE COMPANY

    You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to First Security Benefit Life Insurance and Annuity Company of New York, 70 West Red Oak Lane, 4th Floor, White Plains, New York 10604.

EXPENSE TABLE
--------------------------------------------------------------------------------

    The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly if you allocate Account Value to the Subaccounts. The table reflects any contractual charges, expenses of the Separate Account, and charges and expenses of the Funds. The table does not reflect premium taxes that may be imposed by various jurisdictions. See "Premium Tax Charge," page 23. The information contained in the table is not applicable to amounts allocated to the Fixed Interest Account.

    For a complete description of a Contract's costs and expenses, see "Charges and Deductions," page 23. For a more complete description of each Fund's costs and expenses, see the Funds' prospectus, which accompanies this Prospectus.

    TABLE 1

    ----------------------------------------------------------------------------
    CONTRACTOWNER TRANSACTION EXPENSES

    Sales Load on Purchase Payments                                   None

    Annual Maintenance Fee                                            None

    ANNUAL SEPARATE ACCOUNT EXPENSES

    Annual Mortality and Expense Risk Charge
    (as a percentage of each Subaccount's average daily net assets)   .55%

    Total Annual Separate Account Expenses                            .55%

    ANNUAL PORTFOLIO EXPENSES (AS A PERCENTAGE OF EACH PORTFOLIO'S AVERAGE DAILY NET ASSETS)

                                                                                 TOTAL
                                                         MANAGEMENT    OTHER    PORTFOLIO
                                                            FEE*      EXPENSES   EXPENSES

    T. Rowe Price New America Growth Portfolio              .85%         0%        .85%
    T. Rowe Price International Stock Portfolio            1.05%         0%       1.05%
    T. Rowe Price Mid-Cap Growth Portfolio                  .85%         0%        .85%
    T. Rowe Price Equity Income Portfolio                   .85%         0%        .85%
    T. Rowe Price Personal Strategy Balanced Portfolio      .90%         0%        .90%
    T. Rowe Price Limited-Term Bond Portfolio               .70%         0%        .70%
    T. Rowe Price Prime Reserve Portfolio                   .55%         0%        .55%

    ----------------------------------------------------------------------------
    *  The management fee includes the ordinary expenses of operating the Funds.

    EXAMPLES

    The example presented below shows expenses that you would pay at the end of one, three, five, or ten years. The example shows expenses based upon an allocation of $1,000 to each of the Subaccounts and a hypothetical annual return of 5%. The information presented applies if, at the end of those time periods, the Contract is (1) surrendered, (2) annuitized, or (3) not surrendered or annuitized.

    You should not consider the example below a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. The 5% return assumed in the example is hypothetical and should not be considered a representation of past or future actual returns, which may be greater or lesser than the assumed amount.

    EXAMPLE - You would pay the expenses shown below during the Accumulation Period and during the Annuity Period:


    ----------------------------------------------------------------------------
                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
    New America Growth Subaccount          $14       $44       $77       $168
    International Stock Subaccount         $16       $50       $87       $190
    Mid-Cap Growth Subaccount              $14       $44       $77       $168
    Equity Income Subaccount               $14       $44       $77       $168
    Personal Strategy Balanced Subaccount  $15       $46       $79       $174
    Limited-Term Bond Subaccount           $13       $40       $69       $151
    Prime Reserve Subaccount               $11       $35       $61       $134
    ----------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


    The following condensed financial information presents accumulation unit values for the years ended December 31, 1998, 1997 and 1996, as well as ending accumulation units outstanding under each Subaccount.

    ----------------------------------------------------------------------------
                                               1996       1997         1998
    NEW AMERICA GROWTH SUBACCOUNT
    Accumulation unit value:
      Beginning of period                     $10.00     $16.00       $19.27
      End of period                           $16.00     $19.27       $22.72

    Accumulation units:
      Outstanding at the end of period       143,768    170,990      188,096

    INTERNATIONAL STOCK SUBACCOUNT

    Accumulation unit value:
      Beginning of period                     $10.00     $12.77       $13.09
      End of period                           $12.77     $13.09       $15.08

    Accumulation units:
      Outstanding at the end of period        86,235    123,502      126,224

    EQUITY INCOME SUBACCOUNT

    Accumulation unit value:
      Beginning of period                     $10.00     $14.70       $18.84
      End of period                           $14.70     $18.84       $20.42

    Accumulation units:
      Outstanding at the end of period       181,250    320,917      341,036

    PERSONAL STRATEGY BALANCED SUBACCOUNT

    Accumulation unit value:
      Beginning of period                     $10.00     $13.51       $15.86
      End of period                           $13.51     $15.86       $18.04

    Accumulation units:
      Outstanding at the end of period        39,697     76,311       94,177

    LIMITED TERM-BOND SUBACCOUNT

    Accumulation unit value:
      Beginning of period                     $10.00     $10.92       $11.60
      End of period                           $10.92     $11.60       $12.37

    Accumulation units:
      Outstanding at the end of period        33,375     41,943       40,576

    MID-CAP GROWTH SUBACCOUNT*

    Accumulation unit value:
      Beginning of period                                $10.00       $11.82
      End of period                                      $11.82       $14.34

    Accumulation units:
      Outstanding at the end of period                   91,142      155,295

    PRIME RESERVE SUBACCOUNT*

    Accumulation unit value:
      Beginning of period                                $10.00       $10.47
      End of period                                      $10.47       $10.97

    Accumulation units:
      Outstanding at the end of period                   75,383       99,654
    ----------------------------------------------------------------------------
    *The Mid-Cap Growth and Prime Reserve Subaccounts  commenced operations on
     January 2, 1997.

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS
--------------------------------------------------------------------------------

FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK


    The Company is a stock life insurance company organized under the laws of the State of New York on November 8, 1994. The Company offers variable annuity contracts in New York and is admitted to do business in that state. On September 8, 1995, the Company merged with and is the successor corporation of Pioneer National life Insurance Company, a stock life insurance company organized under the laws of the State of Kansas. The Company is a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company which is wholly-owned by Security Benefit Life Insurance Company, a stock life insurance company, organized under the laws of the State of Kansas. On July 31, 1998, Security Benefit Life Insurance Company converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who owned Security Benefit Life policies as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from Security Benefit Life after that date automatically become members in the mutual holding company.

YEAR 2000 COMPLIANCE

    Like other insurance companies, as well as other financial and business organizations around the world, the Company could be adversely affected if the computer systems used by the Company in performing its administrative functions do not properly process and calculate date-related information and data before, during, and after January 1, 2000. Some computer software and hardware systems currently cannot distinguish between the year 2000 and the year 1900 or some other date because of the way date fields were encoded. This is commonly known as the "Year 2000 Problem." If not addressed, the Year 2000 Problem could impact (i) the administrative services provided by the Company with respect to the Contract, and (ii) the management services provided to the Funds by T. Rowe Price, as well as transfer agency, accounting, custody, distribution, and other services provided to the Funds. For more information on T. Rowe Price Year 2000 compliance efforts, see the Funds' prospectus, which accompanies this Prospectus.

    The Company has adopted a plan to be "Year 2000 Compliant" with respect to both its internally built systems as well as systems provided by external vendors. We consider a system Year 2000 Compliant when it is able to correctly process, provide, and/or receive data before, during and after the Year 2000. The Company's overall approach to addressing the Year 2000 issue is as follows: (1) to inventory its internal and external hardware, software, telecommunications and data transmissions to customers, and conduct a risk assessment with respect to the impact that a failure on any such system would have on its business operations; (2) to modify or replace its internal systems and obtain vendor certifications of Year 2000 compliance for systems provided by vendors or replace such systems that are not Year 2000 Compliant; and (3) to implement and test its systems for Year 2000 compliance. The Company has completed the inventory of its internal and external systems and has made substantial progress toward completing the modification/replacement of its internal systems as well as towards obtaining Year 2000 Compliant certifications from its external vendors. Overall systems testing commenced in early 1998 and will extend into the first six months of 1999.

    Although the Company has taken steps to ensure that its systems will function properly before, during, and after the Year 2000, external vendors provide its key operating systems and information sources, which creates uncertainty to the extent the Company is relying on the assurance of such vendors as to whether its systems will be Year 2000 Compliant. The costs or consequences of incomplete or untimely resolution of the Year 2000 issue are unknown to the Company at this time but could have a material adverse impact on the operations of the Separate Account and administration of the Contract.


    The Year 2000 Problem is also expected to impact companies, which may include issuers of portfolio securities held by the Funds, to varying degrees based upon various factors, including, but not limited to, the company's industry sector and degree of technological sophistication. The Company is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Funds.

PUBLISHED RATINGS

    The Company may from time to time publish in advertisements, sales literature, and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

SEPARATE ACCOUNT

    T. ROWE PRICE VARIABLE ANNUITY ACCOUNT OF FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK


    The Company established the T. Rowe Price Variable Annuity Account as a separate account under New York law on November 1, 1994. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Section 4240 of the New York Insurance Law provides that assets in a separate account attributable to the reserves and other liabilities under the contracts may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contracts so provide. The Contract contains such a provision. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contracts are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.


    The Separate Account is currently divided into seven Subaccounts. The Contract provides that income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains, or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a specific Portfolio of one of the Funds. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Portfolios of the Funds or in other securities, mutual funds, or investment vehicles. Under its contract with the distributor, T. Rowe Price Investment Services, Inc. ("Investment Services"), the Company cannot add new Subaccounts, or substitute shares of another portfolio, without the consent of Investment Services, unless (1) such change is necessary to comply with applicable laws, (2) shares of any or all of the Portfolios should no longer be available for investment, or (3) the Company receives an opinion from counsel acceptable to Investment Services that substitution is in the best interest of Contractowners and that further investment in shares of the Portfolio(s) would cause undue risk to the Company. For more information about the distributor, see "Distribution of the Contract," page 41.

    The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

THE FUNDS

    The T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., and the T. Rowe Price International Series, Inc. are diversified, open-end management investment companies of the series type. The Funds are registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Funds. Together, the Funds currently have seven separate
    Portfolios, each of which pursues different investment objectives and policies.

    In addition to the Separate Account, shares of the Funds are being sold to variable life insurance and variable annuity separate accounts of other insurance companies, including insurance companies affiliated with the Company. In the future, it may be disadvantageous for variable annuity separate accounts of other life insurance companies, or for both variable life insurance separate accounts and variable annuity separate accounts, to invest simultaneously in the Funds. Currently neither the Company nor the Funds foresee any such disadvantages to either variable annuity owners or variable life insurance owners. The management of the Funds intends to monitor events in order to identify any material conflicts between or among variable annuity owners and variable life insurance owners and to determine what action, if any, should be taken in response. In addition, if the Company believes that any Fund's response to any of those events or conflicts insufficiently protects Owners, it will take appropriate action on its own. For more information see the Funds' prospectus.

    A summary of the investment objective of each Portfolio of the Funds is set forth below. There can be no assurance that any Portfolio will achieve its objective. More detailed information is contained in the accompanying prospectus of the Funds, including information on the risks associated with the investments and investment techniques of each Portfolio.

    THE FUNDS' PROSPECTUS ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

    T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO

    The investment objective of the New America Growth Portfolio is long-term growth of capital through investments primarily in the common stocks of U.S. growth companies that operate in service industries.

    T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

    The investment objective of the International Stock Portfolio is to seek long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

    T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

    The investment objective of the Mid-Cap Growth Portfolio is to provide long-term capital appreciation by investing primarily in common stocks of medium-sized growth companies.

    T. ROWE PRICE EQUITY INCOME PORTFOLIO

    The investment objective of the Equity Income Portfolio is to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

    T. ROWE PRICE PERSONAL STRATEGY BALANCED PORTFOLIO

    The investment objective of the Personal Strategy Balanced Portfolio is to seek the highest total return over time consistent with an emphasis on both capital appreciation and income.

    T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO

    The investment objective of the Limited-Term Bond Portfolio is to seek a high level of income consistent with moderate price fluctuation by investing primarily in short- and intermediate-term investment grade debt securities.

    T. ROWE PRICE PRIME RESERVE PORTFOLIO

    The investment objectives of the Prime Reserve Portfolio are preservation of capital, liquidity, and, consistent with these, the highest possible current income, by investing primarily in high-quality money market securities.

THE INVESTMENT ADVISERS

    T. Rowe Price Associates, Inc. ("T. Rowe Price"), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as Investment Adviser to each Portfolio, except the T. Rowe Price International Stock Portfolio. Rowe Price-Fleming International, Inc. ("Price-Fleming"), an affiliate of T. Rowe Price, serves as Investment Adviser to the T. Rowe Price International Stock Portfolio. Price-Fleming's U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. As Investment Adviser to the Portfolios, T. Rowe Price and Price-Fleming are responsible for selection and management of portfolio investments. T. Rowe Price and Price-Fleming are registered with the SEC as investment advisers.

    T. Rowe Price and Price-Fleming are not affiliated with the Company, and the Company has no responsibility for the management or operations of the Portfolios.

THE CONTRACT
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GENERAL


    The Company issues the Contract offered by this Prospectus. It is a flexible premium deferred variable annuity. To the extent that you allocate all or a portion of your purchase payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis, or both, beginning on the Annuity Payout Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Account Value and the amount of interest credited on Account Value that you have allocated to the Fixed Interest Account.

    The Contract is available for purchase by an individual as a non-tax qualified retirement plan ("Non-Qualified Plan"). The Contract is also eligible for purchase as an individual retirement annuity ("IRA") qualified under Section 408, or a Roth IRA under Section 408A, of the Internal Revenue Code ("Qualified Plan"). You may name Joint Owners only on a Contract issued pursuant to a Non-Qualified Plan.


APPLICATION FOR A CONTRACT


    If you wish to purchase a Contract, you may submit an application and an initial purchase payment to the Company, as well as any other form or information that the Company may require. The initial purchase payment may be made by check or, if you own shares of one or more Funds distributed by Investment Services ("T. Rowe Price Funds"), you may elect on the application to redeem shares of that fund(s) and forward the redemption proceeds to the Company. Any such transaction shall be effected by Investment Services, the distributor of the T. Rowe Price Funds and the Contract. If you redeem fund shares, it is a sale of shares for tax purposes, which may result in a taxable gain or loss. You may obtain an application by contacting the Company. The Company reserves the right to reject an application or purchase payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.


    The maximum age of an Owner or Annuitant for which a Contract will be issued is 85. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.

PURCHASE PAYMENTS


    If you are purchasing a Contract as a Non-Qualified Plan, the minimum initial purchase payment is $10,000 ($5,000 if made pursuant to an Automatic Investment Program). If you are purchasing a Contract as a Qualified Plan, the minimum initial purchase payment is $2,000 ($25 if made pursuant to an Automatic Investment Program). Thereafter, you may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $1,000 ($200 if made pursuant to an Automatic Investment Program) for Non-Qualified Plans and $500 ($25 if made pursuant to an Automatic Investment Program) for Qualified Plans. The Company may reduce the minimum purchase payment requirements under certain circumstances, such as for group or sponsored arrangements. Cumulative purchase payments exceeding $1 million will not be accepted under a Contract without prior approval of the Company.

    The Company will apply the initial purchase payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company at P.O. Box 2788, Topeka, Kansas 66601-9804; provided that the purchase payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such purchase payment. If the Company does not receive a complete application, the Company will notify you that it does not have the necessary information to issue a Contract. If you do not provide the necessary information within five Valuation Dates after the Valuation Date on which the Company first receives the initial purchase payment or if the Company determines it cannot otherwise issue the Contract, the Company will return the initial purchase payment to you unless you consent to the Company retaining the purchase payment until the application is made complete.

    The Company will credit subsequent purchase payments as of the end of the Valuation Period in which they are received. You may make purchase payments after the initial purchase payment at any time prior to the Annuity Payout Date, so long as the Owner is living. Subsequent purchase payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent purchase payments may be paid under an Automatic Investment Program or, if you own shares of one or more T. Rowe Price Funds, you may direct Investment Services to redeem shares of that fund(s) and forward the redemption proceeds to the Company as a subsequent purchase payment. The minimum initial purchase payment must be paid before the Company will accept an Automatic Investment Program. If you redeem fund shares, it is a sale of shares for tax purposes, which may result in a taxable gain or loss.

ALLOCATION OF PURCHASE PAYMENTS

    In an application for a Contract, you select the Subaccounts or the Fixed Interest Account to which purchase payments will be allocated. The allocation must be a whole percentage. Purchase payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no purchase payment allocation is permitted that would result in less than 5% of any payment being allocated to any one Subaccount or the Fixed Interest Account. Available allocation alternatives include the seven Subaccounts and the Fixed Interest Account. You may change the purchase payment allocation instructions by submitting a proper written request to the Company. A proper change in allocation instructions will be effective upon receipt by the Company and will continue in effect until subsequently changed. You may change your purchase payment allocation instructions by telephone or by sending a request in writing to the Company. Changes in the allocation of future purchase payments have no effect on existing Account Value. You may, however, exchange Account Value among the Subaccounts and the Fixed Interest Account as described in "Exchanges of Account Value," page 19.

DOLLAR COST AVERAGING OPTION

    Prior to the Annuity Payout Date, you may dollar cost average your Account Value by authorizing the Company to make periodic exchanges of Account Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the exchange of Account Value from one Subaccount to one or more of the other Subaccounts. Amounts exchanged under this option will be credited at the Subaccount's price as of the end of the Valuation Dates on which the exchanges are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts allocated to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts exchanged from a Subaccount will result in a debiting of a greater number of units when the Subaccount's price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

    You may request a Dollar Cost Averaging Request form from the Company. On the form, you must designate whether Account Value is to be exchanged on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the exchanges will be made, the desired frequency of the exchanges, which may be on a monthly, quarterly, semiannual, or annual basis, and the length of time during which the exchanges shall continue or the total amount to be exchanged over time.

    To elect the Dollar Cost Averaging Option, your Account Value must be at least $5,000, ($2,000 for a Contract funding a Qualified Plan), and a Dollar Cost Averaging Request in proper form must be received by the Company. The Company will not consider the Dollar Cost Averaging Request form to be complete until the your Account Value is at least the required amount. You may not have in effect at the same time Dollar Cost Averaging and Asset Rebalancing Options.

    After the Company has received a Dollar Cost Averaging Request in proper form, the Company will exchange Account Value in the amounts you designate from the Subaccount from which exchanges are to be made to the Subaccount or Subaccounts you have chosen. The minimum amount that may be exchanged is $200 and the minimum amount that may be allocated to any one Subaccount is $25. The Company will effect each exchange on the date you specify or if no date is specified, on the monthly, quarterly, semiannual, or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the Company of a Dollar Cost Averaging Request in proper form. Exchanges will be made until the total amount elected has been exchanged, or until the Account Value in the Subaccount from which exchanges are made has been depleted. Amounts periodically exchanged under this option are not included in the six exchanges per Contract Year that are allowed as discussed in "Exchanges of Account Value," page 19.

    You may instruct the Company at any time to terminate the option by written request to the Company. In that event, the Account Value in the Subaccount from which exchanges were being made that has not been exchanged will remain in that Subaccount unless you instruct us otherwise. If you wish to continue exchanging on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been exchanged, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, you must complete a new Dollar Cost Averaging Request and send it to the Company. The Contract must meet the $5,000 ($2,000 for a Contract funding a Qualified Plan) minimum required amount of Account Value at that time. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time provided that, as required by its contract with Investment Services, the Company first obtains the consent of Investment Services.

    Account Value also may be dollar cost averaged to or from the Fixed Interest Account, subject to certain restrictions described under "The Fixed Interest Account," page 28.

ASSET REBALANCING OPTION

    Prior to the Annuity Payout Date, you may authorize the Company to automatically exchange Account Value each quarter to maintain a particular percentage allocation among the Subaccounts. The Account Value allocated to each Subaccount will grow or decline in value at different rates during the quarter, and Asset Rebalancing automatically reallocates the Account Value in the Subaccounts each quarter to the allocation you select. Asset Rebalancing is intended to exchange Account Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you to buy low and sell high, although there can be no assurance of this. This investment method does not guarantee profits, nor does it assure that you will not have losses.

    To elect the Asset Rebalancing Option, the Account Value must be at least $10,000 ($2,000 for a Contract funding a Qualified Plan) and an Asset Rebalancing Request in proper form must be received by the Company. You may not have in effect at the same time Dollar Cost Averaging and Asset Rebalancing Options. An Asset Rebalancing Request form is available upon request. On the form, you must indicate the applicable Subaccounts and the percentage of Account Value which should be allocated to each of the applicable Subaccounts each quarter under the Asset Rebalancing Option. If the Asset Rebalancing Option is elected, all Account Value allocated to the Subaccounts must be included in the Asset Rebalancing Option.

    This option will result in the exchange of Account Value to one or more of the Subaccounts on the date you specify or, if no date is specified, on the date of the Company's receipt of the Asset Rebalancing Request in proper form and on each quarterly anniversary of the applicable date thereafter. The amounts exchanged will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the exchanges are effected. Amounts periodically exchanged under this option are not included in the six exchanges per Contract Year that are allowed as discussed below.

    You may instruct us to terminate this option at any time by written request to the Company. This option will terminate automatically in the event that you exchange Account Value by written request or telephone instructions. In either event, the Account Value in the Subaccounts that has not been exchanged will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to resume Asset Rebalancing after it has been canceled, you must complete a new Asset Rebalancing Request form and send it to the Company. The Account Value at the time the request is made must be at least $10,000 ($2,000 for a Contract funding a Qualified Plan). The Company may discontinue, modify, or suspend the Asset Rebalancing Option at any time provided that, as required by its contract with Investment Services, the Company first obtains the consent of Investment Services.

    Account Value allocated to the Fixed Interest Account may be included in Asset Rebalancing, subject to certain restrictions described under "The Fixed Interest Account," page 28.

EXCHANGES OF ACCOUNT VALUE

    Prior to the Annuity Payout Date, you may exchange Account Value among the Subaccounts upon proper written request to the Company. You may exchange Account Value (other than exchanges in connection with the Dollar Cost Averaging or Asset Rebalancing Options) by telephone if an Authorization for Telephone Requests form has been properly completed, signed, and filed at the Company. Up to six exchanges are allowed in any Contract Year. The minimum exchange amount is $500 ($200 under the Dollar Cost Averaging Option), or the amount remaining in a given Subaccount.

    You may also exchange Account Value between the Subaccounts and the Fixed Interest Account; however, exchanges from the Fixed Interest Account to the Subaccounts are restricted as described in "The Fixed Interest Account," page 28. For a discussion of exchanges after the Annuity Payout Date, see "Annuity Payments," page 24.

ACCOUNT VALUE

    The Account Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Interest Account. Account Value is determined as of any Valuation Date during the Accumulation Period and during the Annuity Period under Annuity Options 5 through 7.

    On each Valuation Date, the portion of the Account Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount for that date. See "Determination of Account Value," below. No minimum amount of Account Value is guaranteed. You bear the entire investment risk relating to the investment performance of Account Value allocated to the Subaccounts.

DETERMINATION OF ACCOUNT VALUE

    Account Value will vary to a degree that depends upon several factors, including investment performance of the Subaccounts to which you have allocated Account Value, payment of subsequent purchase payments, partial withdrawals, annuity payments under Options 5 through 7 , and the charges assessed in connection with the Contract. The amounts allocated to the Subaccounts will be invested in shares of the corresponding Portfolios of the Funds. The investment performance of the Subaccounts will reflect increases or decreases in the net asset value per share of the corresponding Portfolios and any dividends or distributions declared by the corresponding Portfolios. Any dividends or distributions from any Portfolio will be automatically reinvested in shares of the same Portfolio, unless the Company, on behalf of the Separate Account, elects otherwise.

    Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contractowner's interest in a Subaccount. When you allocate purchase payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the price for the particular Subaccount as of the end of the Valuation Period in which the purchase payment is credited. In addition, other transactions including full or partial withdrawals, exchanges, annuity payments under Options 5 through 7, and assessment of premium taxes against the Contract, all affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the affected Subaccount. The price of each Subaccount is determined as of each Valuation Date. The number of Accumulation Units credited to a Contract will not be changed by any subsequent change in the value of an Accumulation Unit, but the price of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

    The price of each Subaccount's units initially was $10. Determination of the price of a Subaccount takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Portfolio of the Funds, (2) any dividends or distributions paid by the corresponding Portfolio, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, and (4) the mortality and expense risk charge under the Contract.

FULL AND PARTIAL WITHDRAWALS

    Prior to the Annuity Payout Date, you may surrender the Contract for its Withdrawal Value or make a partial withdrawal of Account Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from the Account Value at any time while the Owner is living, subject to restrictions on partial withdrawals of Account Value from the Fixed Interest Account and limitations under applicable law. Withdrawals after the Annuity Payout Date are permitted only under Annuity Options 5 through 7. See "Annuity Payments," page 24. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper written request is received by the Company. A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable. You may direct Investment Services to apply the proceeds of a full or partial withdrawal to the purchase of shares of one or more of the T. Rowe Price Funds by so indicating in your written withdrawal request.

    The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Account Value as of the end of the Valuation Period during which a proper withdrawal request is received by the Company, less any premium taxes due and paid by the Company.

    You may request a partial withdrawal as a specified percentage or dollar amount of Account Value. Each partial withdrawal must be for at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by the Company in accordance with the amount specified in the partial withdrawal request. Upon payment, the Account Value will be reduced by an amount equal to the payment and any applicable premium tax. If a partial withdrawal is requested that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal.

    The amount of a partial withdrawal will be deducted from the Account Value in the Subaccounts and the Fixed Interest Account, according to your instructions to the Company, subject to the restrictions on partial withdrawals from the Fixed Interest Account. See "The Fixed Interest Account," page 28. If you do not specify the allocation, the Company will contact you for instructions, and the withdrawal will be effected as of the end of the Valuation Period in which such instructions are obtained. A full or partial withdrawal, including a systematic withdrawal, may be subject to a premium tax charge to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Premium Tax Charge," page 23.

    A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner's attaining age 59 1/2, may be subject to a 10% penalty tax. You should carefully consider the tax consequences of a withdrawal under the Contract. See "Federal Tax Matters," page 32.

SYSTEMATIC WITHDRAWALS

    The Company currently offers a feature under which you may elect to receive systematic withdrawals of Account Value by sending a properly completed Systematic Withdrawal Request form to the Company. Systematic withdrawals are available only prior to the Annuity Payout Date. You may direct Investment Services to apply the proceeds of a systematic withdrawal to the purchase of shares of one or more of the T. Rowe Price Funds by so indicating on the Systematic Withdrawal Request form. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable. You may designate the systematic withdrawal amount as a percentage of Account Value allocated to the Subaccounts and/or Fixed Interest Account, as a specified dollar amount, as all earnings in the Contract, or as based upon the life expectancy of the Owner or the Owner and a beneficiary, and the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannually, or annually. You may stop or modify systematic withdrawals upon proper written request to the Company at least 30 days in advance of the requested date of termination or modification.

    Each systematic withdrawal must be at least $100. Upon payment, your Account Value will be reduced by an amount equal to the payment proceeds plus any applicable premium taxes. Any systematic withdrawal that equals or exceeds the Withdrawal Value will be treated as a full withdrawal. In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal zero.

    The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal will be allocated to your Account Value in the Subaccounts and the Fixed Interest Account based on your instructions.

    The Company may, at any time, discontinue, modify, or suspend systematic withdrawals provided that, as required by its contract with Investment Services, the Company first obtains the consent of Investment Services. Systematic withdrawals from Account Value allocated to the Fixed Interest Account must provide for payments over a period of not less than 36 months as described under "The Fixed Interest Account," page 28. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax imposed on withdrawals made prior to the Owner's attaining age 59 1/2. See "Federal Tax Matters," page 32.

FREE-LOOK RIGHT

    You may return a Contract within the Free-Look Period, which is a 30-day period beginning when you receive the Contract. The returned Contract will then be deemed void and the Company will refund any purchase payments allocated to the Fixed Interest Account plus the Account Value in the Subaccounts as of the end of the Valuation Period during which the returned Contract is received by the Company. The Company will return purchase payments allocated to the Subaccounts rather than Account Value in those circumstances in which it is required to do so.

DEATH BENEFIT

    If the Owner dies during the Accumulation Period, the Company will pay the death benefit proceeds to the Designated Beneficiary upon receipt of due proof of death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be payable upon receipt of due proof of death of either Owner during the Accumulation Period and instructions regarding payment. If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements" below. If the Owner is not a natural person, the death benefit proceeds will be payable upon receipt of due proof of death of the Annuitant during the Accumulation Period and instructions regarding payment, and the amount of the death benefit is based on the age of the oldest Annuitant on the date the Contract was issued. If the death of an Owner occurs on or after the Annuity Payout Date, no death benefit proceeds will be payable under the Contract, except that any guaranteed annuity payments remaining unpaid will continue to be paid to the Annuitant pursuant to the Annuity Option in force at the date of death. See "Annuity Options," page 25.

    The death benefit proceeds will be the death benefit reduced by any premium taxes due or paid by the Company. If an Owner dies during the Accumulation Period and the age of each Owner was 75 or younger on the date the Contract was issued, the amount of the death benefit will be the greatest of (1) the Account Value as of the end of the Valuation Period in which due proof of death and instructions regarding payment are received by the Company, (2) the aggregate purchase payments received less any reductions caused by previous withdrawals, or (3) the stepped-up death benefit. The stepped-up death benefit is: (a) the highest death benefit on any annual Contract anniversary that is both an exact multiple of five and occurs prior to the oldest Owner attaining age 76, plus (b) any purchase payments made since the applicable fifth annual Contract anniversary, less (c) any withdrawals since the applicable anniversary.

    If an Owner dies during the Accumulation Period and the Contract was issued to the Owner after age 75, the amount of the death benefit will be the Account Value as of the end of the Valuation Period in which due proof of death and instructions regarding payment are received by the Company.

    The Company will pay the death benefit proceeds to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters," page 32 for a discussion of the tax consequences in the event of death.


DISTRIBUTION REQUIREMENTS

    For Contracts issued in connection with Non-Qualified Plans, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force until the earlier of the surviving spouse's death or the Annuity Payout Date or to receive the death benefit proceeds. For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of the Owner's interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

    For Contracts issued in connection with Qualified Plans, the terms of any Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

DEATH OF THE ANNUITANT


    If the Annuitant dies prior to the Annuity Payout Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant on or after the Annuity Payout Date, any guaranteed annuity payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death. See "Annuity Options," page 25.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK CHARGE

    The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the Contracts. The charge is equal to an annual rate of .55% of each Subaccount's average daily net assets. This amount is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and in operating the Subaccounts.


    The expense risk borne by the Company is the risk that the Company's actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the profit realized from the mortality and expense risk charge. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company assumes a mortality risk in connection with the death benefit under the Contract.

    The Company may ultimately realize a profit from the mortality and expense risk charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including any promotional and administrative expenses, including compensation paid by the Company to T. Rowe Price Investment Services, Inc. or an affiliate thereof. The Company pays Investment Services at the annual rate of .10% of each Subaccount's average daily net assets for administrative services.

PREMIUM TAX CHARGE

    Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. This charge will be deducted upon the Annuity Payout Date, upon full or partial withdrawal, or upon payment of the death benefit, if premium taxes are incurred at that time and are not refundable. No premium tax is currently imposed in the State of New York. The Company reserves the right to deduct premium taxes, if imposed, when due or any time thereafter.

OTHER CHARGES

    The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contracts, or that are attributable to payment of premiums or acquisition costs under the Contracts. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes," page 32.


GUARANTEE OF CERTAIN CHARGES

    The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of .55% of each Subaccount's average daily net assets.

FUND EXPENSES


    Each Subaccount purchases shares at the net asset value of the corresponding Portfolio of the Funds. Each Portfolio's net asset value reflects the investment management fee and any other expenses that are deducted from the assets of the Fund. These fees and expenses are not deducted from the Subaccount, but are paid from the assets of the corresponding Portfolio. As a result, you indirectly bear a pro rata portion of such fees and expenses. The management fees and other expenses, if any, which are more fully described in the Funds' prospectus, are not specified or fixed under the terms of the Contract, and the Company bears no responsibility for such fees and expenses.

ANNUITY PAYMENTS
--------------------------------------------------------------------------------

GENERAL

    You may select the Annuity Payout Date at the time of application. You may not defer the Annuity Payout Date beyond the Annuitant's 90th birthday, although the terms of a Qualified Plan and the laws of certain states may require you to begin receiving annuity payments at an earlier age. If you do not select an Annuity Payout Date, the Annuity Payout Date will be the later of the Annuitant's 70th birthday or the fifth annual Contract Anniversary. See "Selection of an Option," page 26. If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Payout Date.

    On the Annuity Payout Date, the Account Value as of that date, less any premium taxes, will be applied to provide an annuity under one of the options described below. Each option is available either as a variable annuity supported by the Subaccounts or as a fixed annuity supported by the Fixed Interest Account. A combination variable and fixed annuity is also available under Options 5 through 7. Your payment choices for each annuity option are set forth in the table below.

    ----------------------------------------------------------------------------
                                                                     COMBINATION
                                                                      VARIABLE
    ANNUITY OPTION                                VARIABLE   FIXED    AND FIXED
                                                  ANNUITY   ANNUITY    ANNUITY
    ----------------------------------------------------------------------------
    Option 1 - Life Income                           X         X
    ----------------------------------------------------------------------------
    Option 2 - Life Income with Period Certain       X         X
    ----------------------------------------------------------------------------
    Option 3 - Life Income with Installment Refund   X         X
    ----------------------------------------------------------------------------
    Option 4 - Joint and Last Survivor               X         X
    ----------------------------------------------------------------------------
    Option 5 - Payments for a Specified Period       X         X          X
    ----------------------------------------------------------------------------
    Option 6 - Payments of a Specified Amount        X         X          X
    ----------------------------------------------------------------------------
    Option 7 - Age Recalculation                     X         X          X
    ----------------------------------------------------------------------------

    Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, Account Value allocated to the Subaccounts will be applied to purchase a variable annuity and Account Value allocated to the Fixed Interest Account will be applied to purchase a fixed annuity.The Company will make annuity payments on a monthly, quarterly, semiannual, or annual basis. No annuity payments will be made for less than $20. You may direct Investment Services to apply the proceeds of an annuity payment to shares of one or more of the T. Rowe Price Funds by submitting a written request to the Company. If the frequency of payments selected would result in payments of less than $20, the Company reserves the right to change the frequency.

    You may designate or change an Annuity Payout Date, Annuity Option and Annuitant, provided proper written notice is received at the Company at least 30 days prior to the Annuity Payout Date. The date selected as the new Annuity Payout Date must be at least 30 days after the date written notice requesting a change of Annuity Payout Date is received by the Company.

EXCHANGES AND WITHDRAWALS

    During the Annuity Period, the Owner may exchange Account Value or Payment Units among the Subaccounts upon proper written request to the Company. Up to six exchanges are allowed in any Contract Year. Exchanges are not allowed within 30 days of the Annuity Payout Date. Exchanges of Account Value or Payment Units during the Annuity Period will result in future annuity payments based upon the performance of the Subaccounts to which the exchange is made.

    The Owner may exchange Payment Units under Options 1 through 4 and may exchange Account Value among the Subaccounts and the Fixed Interest Account under Options 5 through 7, subject to the restrictions on exchanges from the Fixed Interest Account described under the "Fixed Interest Account," page
    28. The minimum amount of Account Value that may be exchanged is $500 or, if less, the amount remaining in the Fixed Interest Account or Subaccount.

    Once annuity payments have commenced, an Annuitant or Owner cannot change the Annuity Option and generally cannot surrender his or her annuity for the Withdrawal Value. Full and partial withdrawals of Account Value are available, however, during the Annuity Period under Options 5 through 7, subject to the restrictions on withdrawals from the Fixed Interest Account. Partial withdrawals during the Annuity Period will reduce the amount of future annuity payments.

ANNUITY OPTIONS

    The Contract provides for seven Annuity Options. Other Annuity Options may be available upon request at the discretion of the Company. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under Option 2 which shall be an annuity payable monthly during the lifetime of the Annuitant with payments guaranteed to be made for 10 years. The Annuity Options are set forth below.

    OPTION 1 - LIFE INCOME Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for an Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

    OPTION 2 - LIFE INCOME WITH PERIOD CERTAIN OF 5, 10, 15, OR 20 YEARS Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15, or 20 years, as elected, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. UPON THE ANNUITANT'S DEATH AFTER THE PERIOD CERTAIN, NO FURTHER ANNUITY PAYMENTS WILL BE MADE.

    OPTION 3 - LIFE INCOME WITH INSTALLMENT OR UNIT REFUND OPTION Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of annuity payments has been made.

    OPTION 4 - JOINT AND LAST SURVIVOR Periodic annuity payments will be made during the lifetime of the Annuitants. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment and, with respect to variable annuity payments, the number of Payment Units used to determine the annuity payment is reduced as of the first annuity payment following the Annuitant's death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

    OPTION 5 - PAYMENTS FOR SPECIFIED PERIOD Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Account Value by the number of annuity payments remaining in the period. If, at the death of the Annuitant, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

    OPTION 6 - PAYMENTS OF A SPECIFIED AMOUNT Periodic annuity payments of the amount elected by the Owner will be made until Account Value is exhausted, with the guarantee that, if, at the death of the Annuitant, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. This Option is available only for Contracts issued in connection with Non-Qualified Plans.

    OPTION 7 - AGE RECALCULATION Periodic annuity payments will be made based upon the Annuitant's life expectancy, or the joint life expectancy of the Annuitant and a beneficiary, at the Annuitant's attained age (and the beneficiary's attained or adjusted age, if applicable) each year. The payments are computed by reference to government actuarial tables and are made until Account Value is exhausted. Upon the Annuitant's death, any Account Value will be paid to the Designated Beneficiary.

SELECTION OF AN OPTION

    You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under Qualified Plans, the period elected for receipt of annuity payments under Annuity Options (other than life income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant. For Non-Qualified Plans, the
    Company does not allow annuity payments to be deferred beyond the Annuitant's 90th birthday.

ANNUITY PAYMENTS

    Annuity payments under Options 1 through 4 are based upon annuity rates that vary with the Annuity Option selected. The annuity rates will vary based upon the age and sex of the Annuitant, except that unisex rates are used where required by law. The annuity rates reflect your life expectancy based upon your age as of the Annuity Payout Date and gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table adjusted to reflect an assumed interest rate of 3.5% or 5%, compounded annually, as selected by the Owner. In the case of Options 5, 6 and 7, annuity payments are based upon Account Value without regard to annuity rates. The Company calculates variable annuity payments under Options 1 through 4 using Payment Units. The value of a Payment Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Payment Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Payment Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Portfolio of the Funds; (2) any dividends or distributions paid by the corresponding Portfolio; (3) the mortality and expense risk charge; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

    The Company determines the number of Payment Units used to calculate each variable annuity payment as of the Annuity Payout Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, which are the guaranteed minimum dollar amount of monthly annuity payment for each $1,000 of Account Value, less any applicable premium taxes, applied to an Annuity Option. The Account Value as of the Annuity Payout Date, less any applicable premium taxes, is divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.

    On the Annuity Payout Date, the Company divides the initial variable annuity payment by the value as of that date of the Payment Unit for the applicable Subaccount to determine the number of Payment Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Payment Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount's Payment Unit as of the Annuity Payout Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Account Value is allocated as of the Annuity Payout Date. The number of Payment Units will remain constant for subsequent annuity payments, unless the Owner exchanges Payment Units among Subaccounts.

    Subsequent variable annuity payments are calculated by multiplying the number of Payment Units allocated to a Subaccount by the value of the Payment Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount. An example is set forth below of an annuity payment calculation under Option 2, assuming purchase of a Contract by a 60-year-old male with Account Value of $100,000.

    ----------------------------------------------------------------------------
      Account Value                $100,000
      Premium Tax                  -      0                 $100,000
                                     --------                 --------   =100
      Proceeds Under the Contract  $100,000                  $1,000

      Amount determined by reference to annuity table for a male,
      age 60 under Option 2..........................................    $4.78

      First Variable Annuity Payment (100 x $4.78)...................     $478

                            ALLOCATION OF      FIRST VARIABLE           PAYMENT UNIT           NUMBER OF PAYMENT
                            ACCOUNT VALUE     ANNUITY PAYMENT         VALUE ON ANNUITY      UNITS USED TO DETERMINE
        SUBACCOUNT              UNDER            ALLOCATION             PAYOUT DATE           SUBSEQUENT PAYMENTS
                             THE CONTRACT

        Equity Income            50%               $239.00       /         $1.51            =        158.2781
        International Stock      50%                239.00       /          1.02            =        234.3137
                                                    ------
                                                   $478.00

                           NUMBER OF PAYMENT UNITS     PAYMENT UNIT VALUE ON SUBSEQUENT      AMOUNT OF SUBSEQUENT
        SUBACCOUNT            USED TO DETERMINE                 PAYMENT DATE                    ANNUITY PAYMENT
                             SUBSEQUENT PAYMENTS

        Equity Income              158.2781          x                $1.60               =        $253.24
        International Stock        234.3137          x                 1.10               =         257.74

        Subsequent Variable Annuity Payment............................  $510.98
--------------------------------------------------------------------------------

ASSUMED INTEREST RATE

    As discussed above, the annuity rates for Options 1 through 4 are based upon an assumed interest rate of 3.5% or 5%, compounded annually, as you elect at the time the Annuity Option is selected. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccounts is equal to the assumed interest rate, annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the amount of the annuity payments will increase and if it is less than the assumed interest rate, the amount of the annuity payments will decline. A higher assumed interest rate, for example 5%, would mean a higher initial variable annuity payment, but the amount of the annuity payments would increase more slowly in a rising market (or the amount of the annuity payments would decline more rapidly in a falling market). Conversely, a lower assumed interest rate, for example 3.5%, would mean a lower initial variable annuity payment and more rapidly rising annuity payment amounts in a rising market and more slowly declining payment amounts in a falling market.

THE FIXED INTEREST ACCOUNT
--------------------------------------------------------------------------------

    You may allocate all or a portion of your purchase payments and exchange Account Value to the Fixed Interest Account. Amounts allocated to the Fixed Interest Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The Company's General Account is subject to regulation and supervision by the New York Department of Insurance. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Interest Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Interest Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Interest Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Interest Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Interest Account. For more information regarding the Fixed Interest Account, see "The Contract," page 15.


    Amounts allocated to the Fixed Interest Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

INTEREST


    Account Value allocated to the Fixed Interest Account earns interest at a fixed rate or rates that are paid by the Company. The Account Value in the Fixed Interest Account earns interest at an interest rate that is guaranteed to be at least an annual effective rate of 3% which will accrue daily ("Guaranteed Rate"). Such interest will be paid regardless of the actual investment experience of the Company's General Account. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time.

    Account Value allocated or exchanged to the Fixed Interest Account will earn interest at the Current Rate, if any, in effect on the date such portion of Account Value is allocated or exchanged to the Fixed Interest Account. The Current Rate paid on any such portion of Account Value allocated or exchanged to the Fixed Interest Account will be guaranteed for rolling one-year periods (each a "Guarantee Period"). Upon expiration of any Guarantee Period, a new Guarantee Period begins with respect to that portion of Account Value, which will earn interest at the Current Rate, if any, declared by the Company as of the first day of the new Guarantee Period.

    Account Value allocated or exchanged to the Fixed Interest Account at one point in time may be credited with a different Current Rate than amounts allocated or exchanged to the Fixed Interest Account at another point in time. For example, amounts allocated to the Fixed Interest Account in June may be credited with a different Current Rate than amounts allocated to the Fixed Interest Account in July. Therefore, at any time, various portions of a Contractowner's Account Value in the Fixed Interest Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or exchanged to the Fixed Interest Account. The Company bears the investment risk for the Account Value allocated to the Fixed Interest Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Interest Account.

    For purposes of determining the interest rates to be credited on Account Value in the Fixed Interest Account, withdrawals or exchanges from the Fixed Interest Account will be deemed to be taken first from any portion of Account Value allocated to the Fixed Interest Account for which the Guarantee Period expires during the calendar month in which the withdrawal or exchange is effected, then in the order beginning with that portion of such Account Value which has the longest amount of time remaining before the end of its Guarantee Period and ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about exchanges and withdrawals from the Fixed Interest Account, see "Exchanges and Withdrawals" below.

DEATH BENEFIT

    The death benefit under the Contract will be determined in the same fashion for a Contract that has Account Value in the Fixed Interest Account as for a Contract that has Account Value allocated to the Subaccounts. See "Death Benefit," page 21.

CONTRACT CHARGES

    Premium taxes will be the same for Contractowners who allocate purchase payments or exchange Account Value to the Fixed Interest Account as for those who allocate purchase payments to the Subaccounts. The charge for mortality and expense risks will not be assessed against the Fixed Interest Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Interest Account. In addition, the investment management fees and any other expenses paid by the Funds will not be paid directly or indirectly by Contractowners to the extent the Account Value is allocated to the Fixed Interest Account; however, such Contractowners will not participate in the investment experience of the Subaccounts.

EXCHANGES AND WITHDRAWALS

    Amounts may be exchanged from the Subaccounts to the Fixed Interest Account and from the Fixed Interest Account to the Subaccounts, subject to the following limitations. Exchanges from the Fixed Interest Account are allowed only (1) from Account Value, the Guarantee Period of which expires during the calendar month in which the exchange is effected, (2) pursuant to the Dollar Cost Averaging Option provided that such exchanges are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Rebalancing Option, provided that upon receipt of the Asset Rebalancing Request, Account Value is allocated among the Fixed Interest Account and the Subaccounts in the percentages selected by the Contractowner without violating the restrictions on exchanges from the Fixed Interest Account set forth in (1) above. Accordingly, a Contractowner who desires to implement the Asset Rebalancing Option should do so at a time when Account Value may be exchanged from the Fixed Interest Account to the Subaccounts in the percentages selected by the Contractowner without violating the restrictions on exchanges from the Fixed Interest Account. Once an Asset Rebalancing Option is implemented, the restrictions on exchanges will not apply to exchanges made pursuant to the Option. Up to six exchanges are allowed in any Contract Year and exchanges pursuant to the Dollar Cost
    Averaging and Asset Rebalancing Options are not included in the six exchanges allowed per Contract Year. The minimum exchange amount is $500 ($200 under the Dollar Cost Averaging Option) or the amount remaining in the Fixed Interest Account.

    If Account Value is being exchanged from the Fixed Interest Account pursuant to the Dollar Cost Averaging or Asset Rebalancing Option or withdrawn from the Fixed Interest Account pursuant to systematic withdrawals, any purchase payment allocated to, or Account Value exchanged to or from, the Fixed Interest Account will automatically terminate such Dollar Cost Averaging or Asset Rebalancing Option or systematic withdrawals, and any withdrawal from the Fixed Interest Account or the Subaccounts will automatically terminate the Asset Rebalancing Option. In the event of automatic termination of any of the foregoing options, the Company shall so notify the Contractowner, and the Contractowner may reestablish Dollar Cost Averaging, Asset Rebalancing, or systematic withdrawals by sending a written request to the Company, provided that the Owner's Account Value at that time meets any minimum amount required for the Dollar Cost Averaging or Asset Rebalancing Option.

    The Contractowner may also make full withdrawals to the same extent as a Contractowner who has allocated Account Value to the Subaccounts. A Contractowner may make a partial withdrawal from the Fixed Interest Account only (1) from Account Value, the Guarantee Period of which expires during the calendar month in which the partial withdrawal is effected, (2) pursuant to systematic withdrawals, and (3) once per Contract Year in an amount up to the greater of $5,000 or 10% of Account Value allocated to the Fixed Interest Account at the time of the partial withdrawal. Systematic withdrawals from Account Value allocated to the Fixed Interest Account must provide for payments over a period of not less than 36 months. See "Full and Partial Withdrawals," page 20 and "Systematic Withdrawals," page 21.

PAYMENTS FROM THE FIXED INTEREST ACCOUNT

    The Company reserves the right to delay for up to six months after a written request in proper form is received by the Company, full and partial withdrawals and exchanges from the Fixed Interest Account. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Interest Account. The Company does not expect to delay payments from the Fixed Interest Account and will notify you if there will be a delay.


MORE ABOUT THE CONTRACT
--------------------------------------------------------------------------------

OWNERSHIP

    The Contractowner is the person named as such in the application or in any later change shown in the Company's records. While living, the Contractowner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person, such as a trust or corporation, referred to herein as "Non-Natural Persons." See "Federal Tax Matters," below.


    JOINT OWNERS. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan.


DESIGNATION AND CHANGE OF BENEFICIARY

    The Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Contractowner may change the Beneficiary at any time while the Contract is in force by written request on a form provided by the Company and received by the Company. The change will not be binding on the Company until it is received and recorded by the Company. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without the Beneficiary's consent.

NON-PARTICIPATING

    The Company is a stock life insurance company and, accordingly, no dividends are paid by the Company on the Contract.

PAYMENTS FROM THE SEPARATE ACCOUNT


    The Company will pay any full or partial withdrawal benefit or death benefit proceeds from Account Value allocated to the Subaccounts, and will effect an exchange between Subaccounts or from a Subaccount to the Fixed Interest Account within seven days from the Valuation Date a proper request is received by the Company. However, the Company can postpone the calculation or payment of such a payment or exchange of amounts from the Subaccounts to the extent permitted under applicable law, for any period: (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (b) during which trading on the New York Stock Exchange is restricted as determined by the SEC, or (c) during which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or
    (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account.


PROOF OF AGE AND SURVIVAL

    The Company may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS


    If the age or sex of an Annuitant or age of an Owner has been misstated, the correct amount paid or payable by the Company under the Contract shall be such as the Account Value would have provided for the correct age or sex (unless unisex rates apply).


FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

INTRODUCTION

    The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code").


    The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan for which the Contract is purchased, the tax and employment status of the individuals involved, and a number of other factors. The discussion of the federal income tax considerations relating to a contract contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract, or any other transaction involving a Contract (including an exchange). THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.


TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT

    GENERAL

    The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

    CHARGE FOR THE COMPANY'S TAXES

    A charge may be made against the Separate Account for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts, or to the operations of the Company with respect to the Contracts or attributable to payments, premiums, or acquisition costs under the Contracts. The Company will review the question of a charge to the Separate Account, the Subaccounts, or the Contracts for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contracts is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

    Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

    DIVERSIFICATION STANDARDS


    Each of the Portfolios will be required to adhere to regulations issued by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment, but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Portfolios, intends to comply with the diversification requirements of Section 817(h).

    In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contractowner's gross income. The IRS has stated in published rulings that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

    The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, in the present case the Contractowner has additional flexibility in allocating purchase payments and Contract Values than in the cases described in the rulings. These differences could result in a Contractowner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract, as deemed appropriate by the Company, to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations or rulings are promulgated, there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Funds will not have to change any Portfolio's investment objective or investment policies.

    INCOME TAXATION OF ANNUITIES IN GENERAL-NON-QUALIFIED PLANS

    Section 72 of the Code governs the taxation of annuities. In general, a Contractowner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" on page 35 and "Diversification Standards" on page 33. Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

    * SURRENDERS OR WITHDRAWALS PRIOR TO THE ANNUITY PAYOUT DATE Code Section 72 provides that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Payout Date generally will be treated as gross income to the extent that the cash value of the Contract (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of purchase payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract. Similarly, loans under a Contract are generally treated as distributions under the Contract.

    * SURRENDERS OR WITHDRAWALS ON OR AFTER THE ANNUITY PAYOUT DATE Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

    * PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is generally imposed equal to 10% of the portion of such amount which is includible in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d));
       (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.


       If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

    ADDITIONAL CONSIDERATIONS


    * DISTRIBUTION-AT-DEATH RULES In order to be treated as an annuity contract, a Contract must provide the following two distribution rules:
       (a) if any owner dies on or after the Annuity Payout Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the distribution method in effect on the owner's death; and (b) if any owner dies before the Annuity Payout Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

       Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Beneficiary is the deceased owner's spouse.

    * GIFT OF ANNUITY CONTRACTS Generally, gifts of Non-Qualified Plan Contracts prior to the Annuity Payout Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

    * CONTRACTS OWNED BY NON-NATURAL PERSONS If the Contract is held by a non-natural person (for example, a corporation), the income on that Contract (generally the increase in net surrender value less the purchase payments) is includible in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of a so-called immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

    * MULTIPLE CONTRACT RULE For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includible in gross income, all Non-Qualified annuity contracts issued by the same insurer to the same Contractowner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Payout Date, such as a partial withdrawal, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.


       In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Payout Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.


    * POSSIBLE TAX CHANGES In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities, and President Clinton's fiscal-year 1999 Budget proposal includes a provision that, if adopted, would impose new taxes on owners of variable annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

    * TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT A transfer of ownership of a Contract, the designation of an Annuitant, Payee, or other Beneficiary who is not also the Owner, the selection of certain Annuity Payout Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection, or exchange should contact a qualified tax adviser with respect to the potential effects of such a transaction.


QUALIFIED PLANS

    The Contract may be used as a Qualified Plan that meets the requirements of an individual retirement annuity ("IRA") under Section 408 of the Code. No attempt is made herein to provide more than general information about the use of the Contract as a Qualified Plan. Contractowners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.


    The amount that may be contributed to a Qualified Plan is subject to limitations under the Code. In addition, early distributions from Qualified Plans may be subject to penalty taxes. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These rules and requirements may not be incorporated into our Contract administration procedures. Therefore, Contractowners, Annuitants, and Beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the Contracts comply with applicable law.


    THE FOLLOWING IS A BRIEF DESCRIPTION OF QUALIFIED PLANS AND THE USE OF THE CONTRACT THEREWITH:


    *  SECTION 408

       INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from "Roth IRAs" which became available in 1998.


       IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or nondeductible basis. IRAs may not be transferred, sold, assigned, discounted, or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed $2,000. Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits.

       Sale of the Contracts for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contracts for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement which accompanies this Prospectus.

       An individual's interest in a traditional IRA must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70 1/2 ("required beginning date"). The Contractowner's retirement date, if any, will not affect his or her required beginning date. Periodic distributions must not extend beyond the life of the individual or the lives of the individual and a designated beneficiary (or over a period extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary).

       If an individual dies before reaching his or her required beginning date, the individual's entire interest must generally be distributed within five years of the individual's death. However, the five-year rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and are made over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have reached age 70 1/2.

       If an individual dies after reaching his or her required beginning date, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

       Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution which bears the same ratio as the individual's nondeductible contributions bear to the expected return under the IRA.

       The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.


    *  TAX PENALTIES


       PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the owner reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the Owner; (ii) attributable to the Owner's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary; (iv) made to pay for certain medical expenses; (v) that are exempt withdrawals of an excess contribution; (vi) that are rolled over or transferred in accordance with Code requirements; or (vii) which, subject to certain restrictions, do not exceed the health insurance premiums paid by unemployed individuals in certain cases. Starting January 1, 1998, there are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified higher education expenses" and certain "qualified first-time homebuyer distributions."

       MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the Owner is subject to a 50% tax on the amount that was not properly distributed.

       EXCESS DISTRIBUTION/ACCUMULATION TAX. The penalty tax of 15% which was imposed (in addition to any ordinary income tax) on large plan distributions and the "excess retirement accumulations" of an individual has been repealed, effective January 1, 1997.


    *  WITHHOLDING


       Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of 10 or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

       Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than 10 years) from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.


       The above description of the federal income tax consequences applicable to Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.


OTHER INFORMATION
--------------------------------------------------------------------------------

VOTING OF FUND SHARES


    The Company is the legal owner of the shares of the Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Portfolio of the Funds held in the Subaccounts at any regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Funds in its own right, it may elect to do so.

    The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Portfolio as to which voting instructions may be given to the Company is determined by dividing a Contractowner's Account Value in a Subaccount on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Funds. Voting instructions may be cast in person or by proxy.

    Voting rights attributable to the Contractowner's Account Value in a Subaccount for which no timely voting instructions are received will be voted by the Company in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Contractowners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

SUBSTITUTION OF INVESTMENTS

    The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Portfolios of the Funds should no longer be available for investment, or if the Company receives an opinion from counsel acceptable to Investment Services that substitution is in the best interest of Contractowners and that further investment in shares of the Portfolio(s) would cause undue risk to the Company, the Company may substitute shares of another Portfolio of the Funds or of a different fund for shares already purchased, or to be purchased in the future under the Contract. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.


    In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.


    The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Portfolio of one of the Funds or in shares of another investment company, a series thereof, or other suitable investment vehicle. New Subaccounts may be established by the Company with the consent of Investment Services, and any new Subaccount will be made available to existing Owners on a basis to be determined by the Company and Investment Services. The Company may also eliminate or combine one or more Subaccounts if marketing, tax, or investment conditions so warrant.

    Subject to compliance with applicable law, the Company may transfer assets to the General Account with the consent of Investment Services. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of any Subaccount of the Separate Account to another separate account or Subaccount with the consent of Investment Services.


    In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by the Company to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law; it may be deregistered under that Act in the event such registration is no longer required; or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS

    The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. The Company also reserves the right to limit the amount and frequency of subsequent purchase payments.

REPORTS TO OWNERS


    A statement will be sent annually to each Contractowner setting forth a summary of the transactions that occurred during the year, and indicating the Account Value as of the end of each year. In addition, the statement will indicate the allocation of Account Value among the Fixed Interest Account and the Subaccounts and any other information required by law. Confirmations will also be sent out upon purchase payments, exchanges, and full and partial withdrawals. Certain transactions will be confirmed quarterly. These transactions include exchanges under the Dollar Cost Averaging and Asset Rebalancing Options, purchase payments made under an Automatic Investment Program, systematic withdrawals, and annuity payments.


    Each Contractowner will also receive an annual and semiannual report containing financial statements for the Portfolios, which will include a list of the portfolio securities of the Portfolios, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

TELEPHONE EXCHANGE PRIVILEGES


    You may request an exchange of Account Value by telephone if an Authorization for Telephone Requests form ("Telephone Authorization") has been completed, signed, and filed with the Company. The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided that it complies with its procedures. The Company's procedures require that any person requesting an exchange by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone exchange request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), Contractowners might not be able to request exchanges by telephone and would have to submit written requests.


    By authorizing telephone exchanges, a Contractowner authorizes the Company to accept and act upon telephonic instructions for exchanges involving the Contractowner's Contract, and agrees that neither the Company, nor any of its affiliates, nor the Funds, nor any of their directors, trustees, officers, employees, or agents, will be liable for any loss, damages, cost, or expense (including attorney's fees) arising out of any requests effected in accordance with the Telephone Authorization and believed by the Company to be genuine, provided that the Company has complied with its procedures. As a result of this policy on telephone requests, the Contractowner will bear the risk of loss arising from the telephone exchange privileges. The Company may discontinue, modify, or suspend telephone exchange privileges at any time.

DISTRIBUTION OF THE CONTRACT

    T. Rowe Price Investment Services, Inc. ("Investment Services"), is the distributor of the Contracts. Investment Services also acts as the distributor of certain mutual funds advised by T. Rowe Price and
    Price-Fleming. Investment Services is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and in all 50 states, the District of Columbia, and Puerto Rico. Investment Services is a member of the National Association of Securities Dealers, Inc. Investment Services is a wholly owned subsidiary of T. Rowe Price and is an affiliate of the Funds.

LEGAL PROCEEDINGS

    There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS

    Legal matters relating to New York law have been passed upon by LeBoeuf, Lamb, Greene & MacRae, New York, New York.

    Legal matters relating to the federal securities and federal income tax laws have been passed upon by Dechert Price & Rhoads, Washington, D.C.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

    Current yield for the Prime Reserve Subaccount will be based on investment income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Prime Reserve Subaccount is calculated in a manner similar to that used to calculate yield but reflects the compounding effect of earnings.


    For the other Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of 1, 5, and 10 years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the mortality and expense risk charge and may simultaneously be shown for other periods. Where the Portfolio in which a Subaccount invests was established prior to inception of the Subaccount, quotations of total return may include quotations for periods beginning prior to the Subaccount's date of inception. Such quotations of total return are based upon the performance of the Subaccount's corresponding Portfolio adjusted to reflect deduction of the mortality and expense risk charge.

    Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Account Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts and the usage of other performance related information, see the Statement of Additional Information.


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

REGISTRATION STATEMENT

    A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto, and reference is made to such Registration Statement and exhibits for further information relating to the Company and the Contract. Statements contained in this Prospectus, as to the content of the Contract and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments filed as exhibits to the Registration Statement. The Registration Statement and the exhibits thereto may be inspected and copied at the SEC's office, located at 450 Fifth Street, N.W., Washington, D.C.

FINANCIAL STATEMENTS


    The financial statements of the Company at December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998, and the financial statements of the Separate Account as of December 31, 1998, and for the years ended December 31, 1998 and 1997, are included in the Statement of Additional Information.


STATEMENT OF ADDITIONAL INFORMATION

    The Statement of Additional Information contains more specific information and financial statements relating to the Company and the Separate Account. The Table of Contents of the Statement of Additional Information is set forth below.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    General Information and History                                         1
    ----------------------------------------------------------------------------

    Distribution of the Contract                                            1
    ----------------------------------------------------------------------------

    Limits on Premiums Paid Under Tax-Qualified Retirement Plans            1
    ----------------------------------------------------------------------------

    Experts                                                                 2
    ----------------------------------------------------------------------------

    Performance Information                                                 2
    ----------------------------------------------------------------------------

    Financial Statements                                                    4
    ----------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

    T. ROWE PRICE VARIABLE ANNUITY
    STATEMENT OF ADDITIONAL INFORMATION
    DATE: MAY 1, 1999
    Individual Flexible Premium Deferred Variable Annuity Contract


--------------------------------------------------------------------------------
ISSUED BY:                                 MAILING ADDRESS:
First Security Benefit Life Insurance      First Security Benefit Life Insurance
and Annuity Company of New York            and Annuity Company of New York
70 West Red Oak Lane, 4th Floor            c/o T. Rowe Price Variable Annuity
White Plains, New York 10604               Service Center
1-800-355-4570                             P.O. Box 750106
                                           Topeka, Kansas 66675-0106
                                           1-800-469-6587


This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the T. Rowe Price Variable Annuity dated May 1, 1999. A copy of the Prospectus may be obtained from the T. Rowe Price Variable Annuity Service Center by calling 1-800-469-6587 or by writing P.O. Box 750106, Topeka, Kansas 66675-0106.

CONTENTS
--------------------------------------------------------------------------------

General Information and History ............................................   1

Distribution of the Contract ...............................................   1

Limits on Premiums Paid Under Tax-Qualified Retirement Plans ...............   1

Experts ....................................................................   2

Performance Information ....................................................   2

Financial Statements .......................................................   4

GENERAL INFORMATION AND HISTORY
--------------------------------------------------------------------------------

    For a description of the Individual Flexible Premium Deferred Variable Annuity Contract (the "Contract"), First Security Benefit Life Insurance and Annuity Company of New York (the "Company"), and the T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS

    The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Portfolios of the Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.

DISTRIBUTION OF THE CONTRACT
--------------------------------------------------------------------------------

    T. Rowe Price Investment Services, Inc. ("Investment Services"), a Maryland corporation formed in 1980 as a wholly-owned subsidiary of T. Rowe Price
    Associates, Inc., is Principal Underwriter of the Contract. Investment Services is registered as a broker/ dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The offering of the Contract is continuous.

    Investment Services serves as Principal Underwriter under a Distribution Agreement with the Company. Investment Services' registered representatives are required to be authorized under applicable state regulations to make the Contract available to its customers. Investment Services is not compensated under its Distribution Agreement with the Company.

LIMITS ON PREMIUMS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS
--------------------------------------------------------------------------------

SECTION 408

    Premiums (other than rollover contributions) paid under a Contract used in connection with an individual retirement annuity (IRA) that is described in
    Section 408 of the Internal Revenue Code are subject to the limits on contributions to IRA's under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of $2,000 per year or the Owner's annual compensation. An additional $2,000 may be contributed if the Owner has a spouse with little or no compensation for the year, provided distinct accounts are maintained for the Owner and his or her spouse, and no more than $2,000 is contributed to either account in any one year. The extent to which an Owner may deduct contributions to an IRA depends on the modified adjusted gross income of the Owner and his or her spouse for the year and whether either participates in another employer-sponsored retirement plan.

    Premiums  under a Contract  used in  connection  with a simplified  employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 15% of the compensation of the participant in the Plan, or (b) $30,000. Salary reduction contributions, if any, are subject to additional annual limits. Salary reduction simplified employee pensions ("SARSEPs") have been repealed; however, SARSEPs established prior to January 1, 1997 may continue to receive contributions.

EXPERTS
--------------------------------------------------------------------------------

    Ernst & Young LLP, independent auditors, perform certain auditing services for the Company and the Separate Account. The financial statements of the Company at December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, are contained in this Statement of Additional Information. The financial statements of the Separate Account as of December 31, 1998, and for the years ended December 31, 1998 and 1997, are also included in this Statement of Additional Information. The financial statements have been audited by Ernst & Young LLP, as set forth in their reports thereon appearing herein and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

    Quotations of yield for the Prime Reserve Subaccount will be based on the change in the value, exclusive of capital changes, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Prime Reserve subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

          Effective Yield = [(Base Period Return + 1)^365/7] - 1

    For the seven-day period ended December 31, 1998, the yield of the Prime Reserve Subaccount was 4.35% and the effective yield of the Subaccount was 4.44%.

    Quotations of yield for the Subaccounts, other than the Prime Reserve Subaccount, will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:

         YIELD   =   2[(a - b + 1)^6 - 1]
                        -----
                         cd

         where a = net investment income earned during the period by the Portfolio attributable to shares owned by the Subaccount,

               b = expenses accrued for the period (net of any reimbursements),

               c = the average daily number of  Accumulation  Units  outstanding during the period that were entitled to receive dividends, and

               d = the maximum offering price per Accumulation  Unit on the last day of the period.

    For the 30-day period ended December 31, 1998, the yield of the Limited-Term Bond Subaccount was 5.48%.

    Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)^n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of the mortality and expense risk charge. Quotations of total return may simultaneously be shown for other periods.

    Where the Portfolio in which a Subaccount invests was established prior to inception of the Subaccount, quotations of total return will include quotations for periods beginning prior to the Subaccount's date of inception. Such quotations of total return are based upon the performance of the Subaccount's corresponding Portfolio adjusted to reflect deduction of the mortality and expense risk charge.

    For the one-year period ended December 31, 1998, the average annual total return of New America Growth Subaccount, International Stock Subaccount, Equity Income Subaccount, Personal Strategy Balanced Subaccount, Mid-Cap
    Growth Subaccount and Limited-Term Bond Subaccount was 17.84%, 15.20%, 8.39%, 13.75%, 21.42% and 6.47%, respectively. For the period from March 31, 1994 (Portfolio date of inception) to December 31, 1998, the average annual total return for the New America Growth Subaccount, International Stock Subaccount, and Equity Income Subaccount was 21.90%, 9.08%, and 19.20%, respectively. For the period from December 30, 1994 (Portfolio date of inception) to December 31, 1998, the average annual total return for the Personal Strategy Balanced Subaccount was 18.02%. For the period from May 13, 1994 (Portfolio date of inception) to December 31, 1998, the average annual total return for the Limited-Term Bond Subaccount was 5.77%. For the period from December 31, 1996 (Portfolio date of inception) to December 31, 1998, the average annual total return for the Mid-Cap Growth Subaccount was 19.75%.

    Performance information for a Subaccount may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, the Lehman Brothers Government Corporate Index, the Morgan Stanley Capital International's EAFE Index, or other indices that measure performance of a pertinent group of securities so that investors may compare a Subaccount's results with those of a group of securities widely regarded by investors as representative of the securities markets in general or representative of a particular type of security; (ii) other variable annuity separate accounts, insurance product funds, or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by The Variable Annuity Research and Data Service ("VARDS"), an independent service which monitors and ranks the performance of variable annuity issues by investment objectives on an industry-wide basis or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

    Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio of the Funds in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

    Reports  and  promotional  literature  may also  contain  other  information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts, insurance product funds, or other investment products tracked by Lipper Analytical Services, Inc., Morningstar, Inc. or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, (ii) the effect of a tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis, and
    (iii) personal hypothetical illustrations of accumulation and payout period Contract Values and annuity payments.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The financial statements of the Company at December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998 and the financial statements of the Separate Account as of December 31, 1998, and for the years ended December 31, 1998 and 1997, are set forth herein, starting on page 5.

    The financial statements of the Company, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.


    T. Rowe Price Variable Annuity Account
    of First Security Benefit Life Insurance and Annuity Company of New York
    Financial Statements
    Years ended December 31, 1998 and 1997

CONTENTS
--------------------------------------------------------------------------------

    Report of Independent Auditors .........................................   5

    Audited Financial Statements

    Balance Sheet ..........................................................   6

    Statements of Operations and Changes in Net Assets .....................   8

    Notes to Financial Statements ..........................................  10

                         Report of Independent Auditors

The Contract Owners of T. Rowe Price Variable Annuity
   Account of First Security Benefit Life Insurance and
   Annuity Company of New York and the Board of
   Directors of First Security Benefit Life Insurance and
   Annuity Company of New York

We have audited the accompanying balance sheet of T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York (the Account) (comprised of the individual series as indicated therein) as of December 31, 1998 and the related statements of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998 by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the individual series of T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York at December 31, 1998 and the results of their operations and changes in their net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP
February 5, 1999

                     T. Rowe Price Variable Annuity Account
                    of First Security Benefit Life Insurance
                         and Annuity Company of New York

                                  Balance Sheet

                                December 31, 1998
            (DOLLARS IN THOUSANDS - EXCEPT PER SHARE AND UNIT VALUES)

ASSETS
Investments:
   T. Rowe Price Portfolios:
     New America  Growth  Portfolio - 172,709 shares at net asset
       value of $24.74 per share (cost, $3,371)                          $ 4,273
     International  Stock Portfolio - 131,338 shares at net asset
       value of $14.52 per share (cost, $1,725)                            1,907
     Equity Income  Portfolio - 362,391 shares at net asset value
       of $19.24 per share (cost, $6,278)                                  6,972
     Personal Strategy Balanced Portfolio - 105,605 shares at net
       asset value of $16.16 per share (cost, $1,569)                      1,707
     Limited-Term  Bond  Portfolio - 102,684  shares at net asset
       value of $5.02 per share (cost, $511)                                 515
     Mid-Cap Growth Portfolio - 156,109 shares at net asset value
       of $14.27 per share (cost, $1,870)                                  2,228
     Prime  Reserve  Portfolio  -  1,092,990  shares at net asset
       value of $1.00 per share (cost, $1,093)                             1,093
                                                                         -------
Total assets                                                             $18,695
                                                                         =======

                                          NUMBER     UNIT
                                         OF UNITS    VALUE     AMOUNT
                                         ---------------------------------------
NET ASSETS

Net assets are represented by (NOTE 3):

   New America Growth Subaccount:
     Accumulation units                  188,096     $22.72               $4,273

   International Stock Subaccount:
     Accumulation units                  126,224      15.08    $ 1,903
     Annuity reserves                        236      15.08          4     1,907
                                                                -------
   Equity Income Subaccount:
     Accumulation units                  341,036      20.42      6,964
     Annuity reserves                        413      20.42          8     6,972
                                                                -------
   Personal Strategy Balanced Subaccount:
     Accumulation units                   94,177      18.04      1,699
     Annuity reserves                        447      18.04          8     1,707
                                                                -------
   Limited-Term Bond Subaccount:
     Accumulation units                   40,576      12.37        502
     Annuity reserves                      1,089      12.37         13       515
                                                                -------
   Mid-Cap Growth Subaccount:
     Accumulation units                  155,295      14.34                2,228

   Prime Reserve Subaccount:
     Accumulation units                   99,654      10.97                1,093
                                                                        --------
Total net assets                                                         $18,695
                                                                        ========
SEE ACCOMPANYING NOTES.

                                T. Rowe Price Variable Annuity Account
                                of First Security Benefit Life Insurance
                                   and Annuity Company of New York

                               Statement of Operations and Changes in Net Assets

                                    Year ended December 31, 1998
                                          (IN THOUSANDS)

                                                                                 PERSONAL
                                   NEW AMERICA    INTERNATIONAL     EQUITY       STRATEGY      LIMITED-      MID-CAP        PRIME
                                     GROWTH          STOCK          INCOME       BALANCED      TERM BOND     GROWTH        RESERVE
                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                   -------------------------------------------------------------------------------------------------
Dividend distributions              $    -          $   22         $  134        $   48        $   27        $    -        $   52
Expenses (NOTE 2):
   Mortality and expense risk fee      (21)            (10)           (36)           (9)           (3)           (9)           (6)
                                   -------------------------------------------------------------------------------------------------
Net investment income (loss)           (21)             12             98            39            24            (9)           46

Capital gain distributions              85               7            213            61             2            32             -
Realized gain on investments           200              63            379            68             3            65             -
Unrealized appreciation
   (depreciation) on investments       347             167           (167)           24             2           238             -
                                   -------------------------------------------------------------------------------------------------
Net realized and unrealized
   gain on investments                 632             237            425           153             7           335             -
                                   -------------------------------------------------------------------------------------------------

Net increase in net assets
   resulting from operations           611             249            523           192            31           326            46
Net assets at beginning of year      3,296           1,620          6,053         1,218           500         1,077           790
Variable annuity deposits
   (NOTES 2 AND 3)                   1,057             471          1,652           581           206         1,058         2,018
Terminations and withdrawals
   (NOTES 2 AND 3)                    (691)           (432)        (1,255)         (284)         (220)         (233)       (1,761)
Annuity payments (NOTES 2 AND 3)         -              (1)            (1)            -            (2)            -             -
                                   -------------------------------------------------------------------------------------------------
Net assets at end of year           $4,273          $1,907         $6,972        $1,707          $515        $2,228        $1,093
                                   =================================================================================================

SEE ACCOMPANYING NOTES.

                                T. Rowe Price Variable Annuity Account
                                of First Security Benefit Life Insurance
                                   and Annuity Company of New York

                               Statement of Operations and Changes in Net Assets

                                    Year ended December 31, 1997
                                          (IN THOUSANDS)

                                                                                 PERSONAL
                                   NEW AMERICA    INTERNATIONAL     EQUITY       STRATEGY      LIMITED-      MID-CAP        PRIME
                                     GROWTH          STOCK          INCOME       BALANCED      TERM BOND     GROWTH        RESERVE
                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                   -------------------------------------------------------------------------------------------------
Dividend distributions              $   -           $  15          $ 108         $  30         $  22         $   -         $  25
Expenses (NOTE 2):
   Mortality and expense risk fee     (15)             (8)           (25)           (5)           (2)           (3)           (3)
                                   -------------------------------------------------------------------------------------------------
Net investment income (loss)          (15)              7             83            25            20            (3)           22

Capital gain distributions              8              21            182            18             -             -             -
Realized gain (loss) on investments    63              48            122            10            (1)            4             -
Unrealized appreciation
   (depreciation) on investments      452             (50)           680            90             3           120             -
                                   -------------------------------------------------------------------------------------------------
Net realized and unrealized
   gain on investments                523              19            984           118             2           124             -
                                   -------------------------------------------------------------------------------------------------

Net increase in net assets
   resulting from operations          508              26          1,067           143            22           121            22
Net assets at beginning of year     2,301           1,101          2,664           536           365             -             -
Variable annuity deposits
   (NOTES 2 AND 3)                  1,004             815          2,969           603           281         1,210         1,714
Terminations and withdrawals
   (NOTES 2 AND 3)                   (517)           (322)          (647)          (64)         (168)         (254)         (946)
                                   ------------------------------------------------------------------------------------------------
Net assets at end of year          $3,296          $1,620         $6,053        $1,218          $500        $1,077        $  790
                                   =================================================================================================

SEE ACCOMPANYING NOTES.

              T. Rowe Price Variable Annuity Account
             of First Security Benefit Life Insurance
                 and Annuity Company of New York

                  Notes to Financial Statements

                        December 31, 1998

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

T. Rowe Price Variable Annuity Account (the Account) is a separate account of First Security Benefit Life Insurance and Annuity Company of New York (FSBL). The Account is registered as a unit investment trust under the Investment Company Act of 1940 as amended. The Account currently is divided into seven subaccounts. Each subaccount invests exclusively in shares of a single corresponding mutual fund or series thereof. Purchase payments received by the Account are invested in one of the portfolios of either T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc. or T. Rowe Price International Series, Inc. mutual funds not otherwise available to the public. As directed by the owners, purchase payments are invested in shares of New America Growth Portfolio - emphasis on long-term capital growth through investments in common stocks of domestic companies, International Stock Portfolio - emphasis on long-term capital growth through investments in common stocks of established foreign companies, Equity Income Portfolio - emphasis on substantial dividend income and capital appreciation by investing primarily in dividend-paying common stocks, Personal Strategy Balanced Portfolio - emphasis on both capital appreciation and income, Limited-Term Bond Portfolio - emphasis on income with moderate price fluctuation by investing in short- and intermediate-term investment-grade debt securities, Mid-Cap Growth Portfolio - emphasis on long-term capital appreciation through investments in companies with proven products or services and Prime Reserve Portfolio - emphasis on preservation of capital and liquidity while generating the highest possible current income by investing primarily in high-quality money market securities.

T. Rowe Price Associates, Inc. (T. Rowe Price) serves as the investment advisor to each portfolio except the International Stock Portfolio, which is managed by Rowe Price-Fleming International, Inc., an affiliate of T. Rowe Price. The investment advisors are responsible for managing the portfolios' assets in accordance with the terms of the investment advisory contracts.

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the balance sheet at market value (net asset value of the underlying mutual fund). The first-in, first-out cost method is used to determine gains and losses. Security transactions are accounted for on the trade date.

The cost of investments purchased and proceeds from investments sold for the year ended December 31 were as follows:

                                         1998                     1997
                               -------------------------------------------------
                                COST OF      PROCEEDS     COST OF      PROCEEDS
                               PURCHASES    FROM SALES   PURCHASES    FROM SALES
                               -------------------------------------------------
                                                (IN THOUSANDS)

New America Growth Portfolio     $1,184     $   754        $1,029        $549
International Stock Portfolio       540         483           861         340
Equity Income Portfolio           2,107       1,400         3,293         706
Personal Strategy Balanced
   Portfolio                        738         341           656          74
Limited-Term Bond Portfolio         279         269           293         160
Mid-Cap Growth Portfolio          1,112         264         1,248         295
Prime Reserve Portfolio           2,072       1,769         1,766         976

ANNUITY RESERVES

Annuity reserves relate to contracts that have matured and are in the payout stage. Such reserves are computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, FSBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to FSBL and not to the Account.

REINVESTMENT OF DIVIDENDS

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective portfolio. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

FEDERAL INCOME TAXES

The operations of the account are part of the operations of FSBL. Under current law, no federal income taxes are allocated by FSBL to the operations of the Account.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. VARIABLE ANNUITY CONTRACT CHARGES

Mortality and expense risks assumed by FSBL are compensated for by a fee equivalent to an annual rate of 0.55% of the average daily net assets of each account.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

3. SUMMARY OF UNIT TRANSACTIONS
                                                               UNITS
                                                --------------------------------
                                                      Year ended December 31
                                                --------------------------------
                                                      1998              1997
                                                --------------------------------
                                                          (IN THOUSANDS)

New America Growth Subaccount:
   Variable annuity deposits                            51                58
   Terminations, withdrawals and annuity payments       34                31

International Stock Subaccount:
   Variable annuity deposits                            33                61
   Terminations, withdrawals and annuity payments       31                23

Equity Income Subaccount:
   Variable annuity deposits                            86               180
   Terminations, withdrawals and annuity payments       66                40

Personal Strategy Balanced Subaccount:
   Variable annuity deposits                            36                41
   Terminations, withdrawals and annuity payments       19                 4

Limited-Term Bond Subaccount:
   Variable annuity deposits                            17                24
   Terminations, withdrawals and annuity payments       19                14

Mid-Cap Growth Subaccount:
   Variable annuity deposits                            82               116
   Terminations, withdrawals and annuity payments       18                25

Prime Reserve Subaccount:
   Variable annuity deposits                           188               168
   Terminations, withdrawals and annuity payments      164                92

                      First Security Benefit Life Insurance
                         and Annuity Company of New York

                              Financial Statements

                  Years ended December 31, 1998, 1997 and 1996

                                    CONTENTS

Report of Independent Auditors................................................15

Audited Financial Statements

Balance Sheets................................................................16
Statements of Income..........................................................17
Statements of Changes in Stockholder's Equity.................................18
Statements of Cash Flows......................................................19
Notes to Financial Statements.................................................20

                         Report of Independent Auditors

The Board of Directors
First Security Benefit Life Insurance
   and Annuity Company of New York

We have audited the accompanying balance sheets of First Security Benefit Life Insurance and Annuity Company of New York (the Company), an indirect wholly-owned subsidiary of Security Benefit Mutual Holding Company, as of December 31, 1998 and 1997, and the related statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Security Benefit Life Insurance and Annuity Company of New York at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

February 5, 1999

                      First Security Benefit Life Insurance
                         and Annuity Company of New York

                                 Balance Sheet

                                                       DECEMBER 31
                                                 1998              1997
                                           -------------------------------------
                                                     (IN THOUSANDS)
ASSETS
Fixed maturities available-for-sale             $   6,729         $  6,752
Cash                                                  495              508
Accrued investment income                             108               95
Reinsurance recoverable                               209              219
Deferred policy acquisition costs                      62               58
Other assets                                          150              132
Separate account assets                            18,695           14,554
                                           -------------------------------------
                                                  $26,448          $22,318
                                           =====================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Policy reserves and annuity
     account values                             $     555        $     586
   Deferred income taxes                               86              102
   Other liabilities                                   74              101
   Separate account liabilities                    18,695           14,554
                                           -------------------------------------
Total liabilities                                  19,410           15,343

Stockholder's equity:
   Common capital stock, par
      value $10 per share;
      200,000 shares authorized,
      issued and outstanding                        2,000            2,000
   Additional paid-in capital                       4,600            4,600
   Accumulated other comprehensive income             119              118
   Retained earnings                                  319              257
                                           -------------------------------------
Total stockholder's equity                          7,038            6,975
                                           -------------------------------------
                                                  $26,448          $22,318
                                           =====================================

SEE ACCOMPANYING NOTES.

                      First Security Benefit Life Insurance
                         and Annuity Company of New York

                              Statement of Income

                                                   YEAR ENDED DECEMBER 31
                                               1998           1997          1996
                                         ---------------------------------------
                                                       (IN THOUSANDS)
Revenues:
   Net investment income                       $441           $478          $474
   Asset based fees                              92             60            19
                                         ---------------------------------------
Total revenues                                  533            538           493

Benefits and expenses:
   Interest credited to annuity
      account balances                           16             20            16
   Operating expenses                           418            336           357
   Amortization of deferred
      policy acquisition costs                    9              7             2
                                         ---------------------------------------
Total benefits and expenses                     443            363           375
                                         ---------------------------------------

Income before income taxes                       90            175           118
Income taxes                                     28             63            48
                                         ---------------------------------------
Net income                                    $  62           $112         $  70
                                         =======================================

SEE ACCOMPANYING NOTES.

                      First Security Benefit Life Insurance
                         and Annuity Company of New York

                  Statement of Changes in Stockholder's Equity

                                                  ACCUMULATED
                                       ADDITIONAL    OTHER
                               COMMON   PAID-IN   COMPREHENSIVE  RETAINED
                               STOCK    CAPITAL      INCOME      EARNINGS  TOTAL
                              --------------------------------------------------
                                                  (IN THOUSANDS)

Balance at December 31, 1995   $2,000     $4,600      $233      $  75    $6,908
   Comprehensive income:
     Net income                     -          -         -         70        70
     Other comprehensive
       income, net                  -          -      (117)         -      (117)
                                                                        --------
   Comprehensive income                                                     (47)

                             ---------------------------------------------------
Balance at December 31, 1996    2,000      4,600       116       145      6,861
   Comprehensive income:
     Net income                     -          -         -       112        112
     Other comprehensive
       income, net                  -          -         2         -          2
                                                                        --------
   Comprehensive income                                                     114

                             ---------------------------------------------------
Balance at December 31, 1997    2,000      4,600       118       257      6,975
   Comprehensive income:
     Net income                     -          -         -        62         62
     Other comprehensive,
       income, net                  -          -         1         -          1
                                                                        --------
   Comprehensive income                                                      63

                             ---------------------------------------------------
Balance at December 31, 1998   $2,000     $4,600      $119      $319     $7,038
                             ===================================================

SEE ACCOMPANYING NOTES.

                      First Security Benefit Life Insurance
                         and Annuity Company of New York

                            Statement of Cash Flows

                                                   YEAR ENDED DECEMBER 31
                                               1998           1997          1996
                                         ---------------------------------------
                                                       (IN THOUSANDS)
OPERATING ACTIVITIES
Net income                                  $    62           $112     $     70
Adjustments to reconcile net income to
      net cash provided by (used in)
      operating activities:
  Decrease in reinsurance recoverable            10             21            7
  Policy acquisition costs deferred             (13)           (30)         (37)
  Policy acquisition costs amortized              9              7            2
  Provision for deferred income taxes           (19)             9           12
  Decrease in policy reserves                   (11)           (20)          (7)
  Interest credited to annuity account
      balances                                   16             20           16
  Increase (decrease) in other liabilities      (27)            75         (505)
  Other                                         (30)            17           43
                                          --------------------------------------
Net cash provided by (used in)
      operating activities                       (3)           211         (399)

INVESTING ACTIVITIES
Sale, maturity or repayment of fixed
      maturities available-for-sale           1,521            558        1,022
Acquisition of fixed maturities
      available-for-sale                     (1,495)          (323)        (855)
                                           -------------------------------------
Net cash provided by investing activities        26            235          167

FINANCING ACTIVITIES
Deposits credited to annuity account
      balances                                  113            227          470
Withdrawals from annuity account
      balances                                 (149)          (240)        (702)
                                           -------------------------------------
Net cash used in financing activities           (36)           (13)        (232)
                                           -------------------------------------
Net increase (decrease) in cash                 (13)           433         (464)
Cash at beginning of year                       508             75          539
                                           -------------------------------------
Cash at end of year                         $   495           $508     $     75
                                           =====================================

SEE ACCOMPANYING NOTES.

                      First Security Benefit Life Insurance
                         and Annuity Company of New York

                          Notes to Financial Statements

                                December 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

First Security Benefit Life Insurance and Annuity Company of New York (the Company) is licensed to transact life insurance business in New York and Kansas and was organized to offer insurance products in New York. The Company's business activities are concentrated in a variable annuity product with separate account assets managed by a single investment advisor. The Company is a wholly-owned subsidiary of Security Benefit Group, Inc., which is an indirect wholly-owned subsidiary of Security Benefit Mutual Holding Company (SBMHC). SBMHC was formed July 31, 1998 in conjunction with the conversion of Security Benefit Life Insurance Company (the Company's previous ultimate parent) from a mutual life insurance company to a stock life insurance company under a mutual holding company structure.

RECLASSIFICATION

Certain prior year balances have been reclassified to conform to current year presentation.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accom-panying notes. Actual results could differ from those estimates.

INVESTMENTS

Fixed maturities are classified as available-for-sale and are stated at fair value with the unrealized gain or loss, net of deferred income taxes, reported as a separate component of accumulated other comprehensive income. Premiums and discounts are recognized over the estimated lives of the assets adjusted for prepayment activity.

DEFERRED POLICY ACQUISITION COSTS

To the extent recoverable from future policy revenues and gross profits, commissions and other policy-issue, underwriting and marketing costs that are primarily related to the acquisition or renewal of deferred annuity business have been deferred.

For deferred annuity business, deferred policy acquisition costs are amortized in proportion to the present value (discounted at the crediting rate) of expected gross profits from investment, mortality and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.

SEPARATE ACCOUNT

The separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for the benefit of contractholders who bear the investment risk. The separate account is established in conformity with New York insurance laws and is not chargeable with liabilities that arise from any other business of the Company. Assets held in the separate account are carried at quoted market values or, where quoted market values are not available, at fair market value as determined by the investment manager. The separate account assets recorded by the Company are invested in subaccounts which are managed by T. Rowe Price Associates, Inc. (or an affiliated company). Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contractholders, are excluded from the amounts reported in the accompanying statements of income. Investment income and gains or losses arising from the separate account accrue directly to the contractholders and are, therefore, not included in investment earnings in the accompanying statements of income. Revenues to the Company from the separate account consist principally of mortality and expense risk charges.

POLICY RESERVES AND ANNUITY ACCOUNT VALUES

Liabilities for future policy benefits for deferred annuity products represent accumulated contract values, without reduction for potential surrender charges that are amortized over the life of the policy. Interest on accumulated contract values is credited to contracts as earned. Crediting rates ranged from 3.40% to 4.75% during 1998, from 4.85% to 5.70% during 1997 and from 4.35% to 5.55%
during 1996.

INCOME TAXES

Deferred tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expenses or benefits reflected in the Company's statements of income are based on changes in deferred tax assets or liabilities from period to period (excluding unrealized gains or losses on available-for-sale securities).

RECOGNITION OF REVENUES

Revenues  from   investment-type   contracts  (deferred  annuities)  consist  of
mortality and expense risk charges assessed against contractholder account balances during the period.

ACCOUNTING CHANGE

In 1998, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this statement had no impact on the Company's net income or stockholder's equity. SFAS No. 130 requires unrealized gains or losses on the Company's available-for-sale securities, which prior to adoption were reported separately in equity, to be included in other comprehensive income. Prior year financial statements have been reclassified to conform to the requirements of SFAS No. 130.

FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   Cash and short-term investments: The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

   Investment securities: Fair values for fixed maturities are based on quoted market prices, if available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

   Investment-type contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using the assumption reinsurance method, whereby the amount of statutory profit the assuming company would realize from the business is calculated. Those amounts are then discounted at a rate of return commensurate with the rate presently offered by the Company on similar contracts. The carrying amounts reported in the balance sheets approximate their fair values.

STATUTORY FINANCIAL INFORMATION

The Company  prepares  statutory-basis  financial  statements in accordance with accounting practices prescribed or permitted by the New York insurance regulatory authorities. Accounting practices used to prepare statutory-basis financial statements for regulatory filings of stock life insurance companies differ in certain instances from generally accepted accounting principles
(GAAP). Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future. In addition, in March 1998, the NAIC adopted the codification of Statutory Accounting Principles (the Codification). Once implemented, the definitions of what comprises prescribed versus permitted statutory accounting practices may result in changes to accounting policies that insurance enterprises use to prepare their statutory financial statements. The implementation date is ultimately dependent on an insurer's state of domicile. The Company does not expect a material impact on its statutory financial statements resulting from the implementation of codification. The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York insurance laws. The following reconciles the Company's net income and statutory surplus determined in accordance with accounting practices prescribed or permitted by the New York Insurance Department with net income and stockholder's equity on a GAAP basis.

                                      NET INCOME            STOCKHOLDER'S EQUITY
                              --------------------------------------------------
                                  YEAR ENDED DECEMBER 31           DECEMBER 31
                                 1998       1997     1996       1998       1997
                              --------------------------------------------------
                                                  IN THOUSANDS

Based on statutory
      accounting practices       $ 27     $  97       $47     $6,758     $6,689
Investment carrying amounts         -         -         -        201        199
Deferred policy acquisition
      costs                         4        23        35         62         58
Income taxes                       23       (24)      (23)       (86)      (102)
Investment reserve                  -         -         -          6          7
Nonadmitted assets                  -         -         -         82        122
Other                               8        16        11         15          2
                              --------------------------------------------------
Based on GAAP                     $62      $112       $70     $7,038     $6,975
                              ==================================================

Under the laws of the state of New York, the Company is required to maintain minimum capital and surplus of $6,000,000.

2. INVESTMENTS

Information as to the amortized cost, gross unrealized gains and losses, and fair values of the Company's portfolio of fixed maturities available-for-sale at December 31, 1998 and 1997 is as follows:

                                                       1998
                            ----------------------------------------------------
                                                GROSS         GROSS
                                 AMORTIZED    UNREALIZED    UNREALIZED     FAIR
                                   COST         GAINS         LOSSES       VALUE
                            ----------------------------------------------------
                                                  (IN THOUSANDS)

U.S. Treasury securities            $4,442       $161        $  -        $4,603
Corporate securities                 1,121         18           -         1,139
Asset-backed securities                153          3           -           156
Mortgage-backed securities             812         19           -           831
                            ----------------------------------------------------
Total fixed maturities              $6,528       $201        $  -        $6,729
                            ====================================================

                                                       1997
                            ----------------------------------------------------
                                                GROSS         GROSS
                                 AMORTIZED    UNREALIZED    UNREALIZED     FAIR
                                   COST         GAINS         LOSSES       VALUE
                            ----------------------------------------------------
                                                  (IN THOUSANDS)

U.S. Treasury securities            $3,987       $149        $  -         $4,136
Corporate securities                   482         10           -            492
Asset-backed securities                339          2           -            341
Mortgage-backed securities           1,745         38           -          1,783
                            ----------------------------------------------------
Total fixed maturities              $6,553       $199        $  -         $6,752
                            ====================================================

The amortized cost and fair value of fixed maturities available-for-sale at December 31, 1998, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               AMORTIZED            FAIR
                                                 COST               VALUE
                                          --------------------------------------
                                                    (IN THOUSANDS)

  Due in one year or less                         $1,610           $1,625
  Due after one year through five years            3,720            3,850
  Due after five years through 10 years              233              267
  Due after 10 years                                   -                -
  Asset-backed securities                            153              156
  Mortgage-backed securities                         812              831
                                          --------------------------------------
                                                  $6,528           $6,729
                                          ======================================

The composition of the Company's portfolio of fixed maturities by quality rating at December 31, 1998 is as follows:

         QUALITY RATING               CARRYING AMOUNT           %
       ------------------------------------------------------------------------
                                      (IN THOUSANDS)

            AAA                             $5,991             89.0%
            AA                                 354              5.3
            A                                  384              5.7
                                   ---------------------------------------------
                                            $6,729            100.0%
                                   =============================================

At December 31, 1998, fixed maturities available-for-sale with a carrying amount of $568,000 were held in joint custody with the New York Insurance Department to comply with statutory regulations.

Major categories of net investment income for the years ended December 31, 1998, 1997 and 1996 are summarized as follows:

                                               1998           1997          1996
                                        ----------------------------------------
                                                         (IN THOUSANDS)

  Interest on fixed maturities                 $452           $500          $497
  Other                                          17              7             7
                                        ----------------------------------------
  Total investment income                       469            507           504

  Less investment expenses                       28             29            30
                                        ----------------------------------------
  Net investment income                        $441           $478          $474
                                        ========================================

There were no proceeds from sales of fixed maturities available-for-sale and related realized gains and losses, including valuation adjustments for the years ended December 31, 1998 and 1997. There were proceeds from sales in the amount of $574,000 with gross realized gains and losses of $3,000 and $5,000, respectively, for the year ended December 31, 1996.

3. INCOME TAXES

The Company files a life/nonlife consolidated federal income tax return with SBMHC. Income taxes are allocated to the Company on the basis of its filing a separate return. The provision for income taxes includes current federal income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities. Such differences relate principally to deferred policy acquisition costs.

Income tax expense (benefit) consists of the following for the years ended December 31, 1998, 1997 and 1996:

                                  1998            1997           1996
                           ------------------------------------------------
                                           (IN THOUSANDS)

  Current                          $47             $54            $36
  Deferred                         (19)              9             12
                           ------------------------------------------------
  Income tax expense               $28             $63            $48
                           ================================================

Income taxes paid by the Company were $51,000, $89,000 and $32,000 during 1998, 1997 and 1996, respectively.

Net deferred tax liabilities primarily consist of the unrealized appreciation on fixed maturities available for sale.

4. RELATED-PARTY TRANSACTIONS

The Company paid $152,000 in 1998 and $144,000 in 1997 and 1996 to affiliates for providing management, investment and administrative services.

5. REINSURANCE

Principal reinsurance transactions for the years ended December 31, 1998, 1997 and 1996 are summarized as follows:

                                  1998            1997           1996
                            ------------------------------------------------
                                            (IN THOUSANDS)
  Reinsurance ceded:
     Premiums paid                  $3            $  2             $4
                            ================================================
     Claim recoveries               $8             $13             $9
                            ================================================

In the accompanying financial statements, premiums and benefits are reported net of reinsurance ceded; policy liabilities and accruals are reported gross of reinsurance ceded. The Company remains liable to policyholders if the reinsurer is unable to meet its contractual obligations under the applicable reinsurance agreement. At December 31, 1998 and 1997, the Company had established a receivable totaling $209,000 and $219,000, respectively, for reinsurance claims and other receivables from its reinsurer.

6. IMPACT OF YEAR 2000 (UNAUDITED)

Over the past few years, SBL has been assessing the potential impact of the year 2000 on its systems, procedures, customers and business processes (some of which are used by the Company). SBL will continue to use internal and external resources to modify, replace and test the year 2000 changes. All identified modifications to critical operating systems have been completed as of December 31, 1998, and SBL continues to validate completed systems to ensure ongoing compliance. Management estimates 100% of the identified modifications to other less important operating systems will be completed by June 30, 1999. In any event, all identified modifications are expected to be completed prior to any anticipated impact on the Company's operations.

The Company does face the risk that one or more of its critical suppliers or customers (external relationships) will not be able to interact with the Company due to the third party's inability to resolve its own year 2000 issues. SBL completed an inventory of external relationships, is engaged in discussions with third parties and is requesting information as to those parties' year 2000 plans and state of readiness. The Company, however, is unable to predict with certainty whether all of its external relationships will be year 2000 ready. However, third-party vendors of the Company's primary administrative systems have represented to the Company that the systems are or will be year 2000 ready.

While the Company believes that it has addressed its year 2000 concerns, the Company has begun to strengthen its contingency/recovery plans aimed at ensuring the continuity of critical business functions before, on and after December 31, 1999. The year 2000 contingency plans will be reviewed periodically throughout 1999 and revised as needed. The Company believes its year 2000 contingency plans, coupled with existing "disaster recovery" and "business resumption" plans, minimize the impact year 2000 issues may have on its business and customers.

                                     PART C

                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements

               All required financial statements are included in Part B of this Registration Statement.

          (b)  Exhibits

                 (1) Certified Resolution of the Board of Directors of First
                     Security Benefit Life Insurance and Annuity Company of New York authorizing establishment of the Separate Account
                 (2) Not Applicable
                 (3) Distribution Agreement (Amended and Restated)
                 (4) (a) Individual Contract (Form FSB201 11-96)(a)
                     (b) Unisex Individual Contract (Form FSB201U R11-96)(a)
                     (c) TSA Endorsement (Form FSB202 R2-97)(a)
                     (d) IRA Endorsement (Form FSB203 R2-97)(a)
                     (e) Dollar Cost Averaging Endorsement (Form FSB211 4-94)(a)
                     (f) Asset Rebalancing Endorsement (Form FSB212 4-94)(a)
                 (5) Form of Application(a)
                 (6) (a) Declaration and Certificate of Incorporation of First
                         Security Benefit Life Insurance and Annuity Company of New York(a)
                     (b) Bylaws of First Security Benefit Life Insurance and
                         Annuity Company of New York(a)
                 (7) Not Applicable
                 (8) (a) Participation Agreement
                     (b) Master Agreement (Amended and Restated)
                 (9) Opinion of Counsel
                (10) Consent of Independent Auditors
                (11) Not Applicable
                (12) Not Applicable
                (13) Schedule of Computation of Performance
                (14) Not Applicable
                (15) Powers of Attorney of Howard R. Fricke, Donald J. Schepker,
                     James R. Schmank, Roger K. Viola, John E. Hayes, Jr., Kris
                     A. Robbins, Katherine White, Stephen R. Herbert and Jane Boisseau

(a) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 5 under the Securities Act of 1933 and Amendment No. 8 under the Investment Company Act of 1940, File No. 33-83240 (April 30, 1998).

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

          NAME AND PRINCIPAL
          BUSINESS ADDRESS                  POSITIONS AND OFFICES WITH DEPOSITOR

          Howard R. Fricke*                 CEO and Chairman of the Board

          Peggy S. Avey                     Assistant Secretary and Chief
          70 West Red Oak Lane-4th Floor    Administrative Officer
          White Plains, New York 10604

          Donald J. Schepker*               Vice President and Director

          James R. Schmank*                 Director, Vice President and
                                            Treasurer

          Roger K. Viola*                   Secretary, Vice President, General
                                            Counsel and Director

          Kris A. Robbins*                  President and Director

          Jane Boisseau                     Director
          125 W. 55th Street
          New York, NY 10019-5389

          John E. Hayes, Jr.                Director
          200 Gulf Blvd.
          Belleair Shore, FL 33786

          Stephen R. Herbert                Director
          1100 Summer Street
          Stamford, CT 06905

          Katherine White                   Director
          32 Avenue of the Americas
          125 W. 55th Street
          New York, NY 10019-5389

          Leland Kling*                     Assistant Vice President

          J. Timothy Gaule*                 Valuation Actuary

          Ken Abitz*                        Internal Auditor

          *Located at 700 Harrison Street, Topeka, Kansas 66636.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

          The Depositor, First Security Benefit Life Insurance and Annuity Company of New York, is wholly owned by Security Benefit Group, Inc., which is wholly owned by Security Benefit Life Insurance Company
          (SBL). SBL is wholly owned by Security Benefit Corp. Security Benefit Corp. is wholly owned by Security Benefit Mutual Holding Company (SBMHC). No one person holds more than approximately 0.0004% of the voting power of SBMHC. The Registrant is a segregated asset account of First Security Benefit Life Insurance and Annuity Company of New York.

          The following chart indicates the persons controlled by or under common control with T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York or First Security Benefit Life Insurance and Annuity Company of New York:

                                                                              PERCENT OF VOTING
                                                       JURISDICTION OF    SECURITIES OWNED BY SBMHC
                  NAME                                 INCORPORATION      (DIRECTLY OR INDIRECTLY)

          Security Benefit Corp.                           Kansas                  100%
          (Holding Company)

          Security Benefit Life Insurance Company          Kansas                  100%
          (Stock Life Insurance Company)

          Security Benefit Group, Inc.
          (Holding Company)                                Kansas                  100%

          Security Management Company, LLC
          (Investment Adviser)                             Kansas                  100%

          Security Distributors, Inc. (Broker/Dealer,      Kansas                  100%
          Principal Underwriter of Mutual Funds)

          Security Benefit Academy, Inc.
          (Daycare Company)                                Kansas                  100%

          Creative Impressions, Inc.
          (Advertising Agency)                             Kansas                  100%

          First Advantage Insurance Agency, Inc.           Kansas                  100%

          First Security Benefit Life Insurance and Annuity Company of New York is also the depositor of the following separate accounts: None

ITEM 27.  NUMBER OF CONTRACT OWNERS

          As of January 31, 1999, there were 438 owners of T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York Contracts.

ITEM 28.  INDEMNIFICATION

          Article IX, Section 1(c) of the By-laws of First Security Benefit Life Insurance and Annuity Company of New York include the following provision:

          The Corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she, his or her testator or intestate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or any other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him or her in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in or in the case of service for other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement and expenses as the court deems proper.

          Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITER

          (a) T. Rowe Price Investment Services, Inc. ("Investment Services"), a Maryland corporation formed in 1980 as a wholly-owned subsidiary of T. Rowe Price Associates, Inc., serves as the distributor of the T. Rowe Price Variable Annuity Account contracts. Investment Services receives no compensation for distributing the Contracts. Investment Services also serves as principal underwriter for the following investment companies:

               T. Rowe Price Growth Stock Fund, Inc.; T. Rowe Price New Horizons Fund, Inc.; T. Rowe Price New Era Fund, Inc.; T. Rowe Price New Income Fund, Inc.; T. Rowe Price Growth & Income Fund, Inc.; T. Rowe Price Prime Reserve Fund, Inc. (which includes T. Rowe Price Prime Reserve Fund - PLUS class); T. Rowe Price Tax-Free Income Fund, Inc.; T. Rowe Price Tax-Exempt Money Fund, Inc. (which includes T. Rowe Price Tax-Exempt Money Fund PLUS class); T. Rowe Price Short-Term Bond Fund, Inc.; T. Rowe Price Tax-Free Intermediate Bond Fund, Inc.; T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.; T. Rowe Price High Yield Fund, Inc.; T. Rowe Price Tax-Free High Yield Fund, Inc.; T. Rowe Price GNMA Fund; T. Rowe Price Equity Income Fund; T. Rowe Price New America Growth Fund; T. Rowe Price Capital Appreciation Fund; T. Rowe Price Capital Opportunity Fund, Inc.; T. Rowe Price Science & Technology Fund, Inc.; T. Rowe Price Health Science Fund, Inc.;
               T. Rowe Price Small-Cap Value Fund, Inc.; T. Rowe Price U.S. Treasury Funds, Inc. (which includes U.S. Treasury Money Fund, U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term
               Fund); T. Rowe Price State Tax-Free Income Trust (which includes Maryland Tax-Free Bond Fund, New York Tax-Free Bond Fund, New York Tax-Free Money Fund, Virginia Short-Term Tax-Free Bond Fund, Virginia Tax-Free Bond Fund, New Jersey Tax-Free Bond Fund, Georgia Tax-Free Bond Fund, Florida Intermediate Tax-Free Fund,
               and Maryland Short-Term Tax-Free Bond Fund); T. Rowe Price California Tax-Free Income Trust (which includes California Tax-Free Bond Fund and California Tax-Free Money Fund); T. Rowe Price Index Trust, Inc. (which includes the T. Rowe Price Equity Index 500 Fund, T. Rowe Price Extended Equity Market Index Fund and T. Rowe Price Total Equity Market Index Fund); T. Rowe Price Spectrum Fund, Inc. (which includes the Spectrum Growth Fund, Spectrum International Fund and Spectrum Income Fund); T. Rowe Price Short-Term U.S. Government Fund, Inc.; T. Rowe Price Value Fund, Inc.; T. Rowe Price Balanced Fund, Inc.; T. Rowe Price Mid-Cap Growth Fund, Inc.; T. Rowe Price Small Cap Stock Fund, Inc. (formerly known as T. Rowe Price OTC Fund); T. Rowe Price Blue Chip Growth Fund, Inc.; T. Rowe Price Dividend Growth Fund, Inc.; T. Rowe Price Summit Funds, Inc. (which includes T. Rowe Price Summit Cash Reserves Fund, T. Rowe Price Summit Limited-Term Bond Fund and T. Rowe Price Summit GNMA Fund); T. Rowe Price Summit Municipal Funds, Inc. (which includes T. Rowe Price Summit Municipal Money Market Fund, T. Rowe Price Summit Municipal Intermediate Fund, T. Rowe Price Summit Municipal Income Fund); T. Rowe Price Corporate Income Fund, Inc.; T. Rowe Price Equity Series, Inc., (which includes T. Rowe Price Equity Income Portfolio, T. Rowe Price New America Growth Portfolio, T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price Personal Strategy Balanced Portfolio); T. Rowe Price Fixed Income Series, Inc. (which includes T. Rowe Price Limited-Term Bond Portfolio and T. Rowe Price Prime Reserve Portfolio); T. Rowe Price
               International Series, Inc. (which includes T. Rowe Price International Stock Portfolio); T. Rowe Price Personal Strategy Funds, Inc. (which includes T. Rowe Price Personal Strategy Income Fund, T. Rowe Price Personal Strategy Balanced Fund and T. Rowe Price Personal Strategy Growth Fund); T. Rowe Price International Funds, Inc. (which includes the T. Rowe Price International Stock Fund, T. Rowe Price International Bond Fund,
               T. Rowe Price International Discovery Fund, T. Rowe Price European Stock Fund, T. Rowe Price New Asia Fund, T. Rowe Price Global Bond Fund, T. Rowe Price Japan Fund, T. Rowe Price Latin America Fund, T. Rowe Price Emerging Markets Stock Fund, T. Rowe Price Global Stock Fund, and T. Rowe Price Emerging Markets Bond
               Fund); Frank Russell Investment Securities Fund; the RPF International Bond Fund; the Institutional International Funds, Inc. (which includes the Foreign Equity Fund); T. Rowe Price Diversified Small-Cap Growth Fund, Inc; T. Rowe Price Financial Services Fund, Inc.; T. Rowe Price Media & Telecommunications Fund, Inc.; T. Rowe Price Mid-Cap Value Fund, Inc.; T. Rowe Price Real Estate Fund, Inc.; T. Rowe Price Tax-Efficient Balanced Fund, Inc.; Reserved Investment Funds, Inc. (which includes Reserve Investment Fund and Government Reserve Investment Fund); Institutional Equity Funds, Inc. (which includes Mid-Cap Equity Growth Fund).

          (b)  NAME AND PRINCIPAL         POSITION AND OFFICES
               BUSINESS ADDRESS*            WITH UNDERWRITER
               ------------------         ------------------
               James S. Riepe             Chairman of the Board of Directors
               Patricia M. Archer         Vice President
               Edward C. Bernard          President and Director
               Joseph C. Bonasorte        Vice President
               Darrell N. Braman          Vice President
               Ronae M. Brock             Vice President
               Meredith C. Callanan       Vice President
               Ann R. Campbell            Vice President
               Christine M. Carolan       Vice President
               Joseph A. Carrier          Vice President
               Laura H. Chasney           Vice President
               Renee M. Christoff         Vice President
               Christopher W. Dyer        Vice President
               Christine Fahlund          Vice President
               Forrest R. Foss            Vice President
               Thomas A. Gannon           Vice President
               Andrea G. Griffin          Vice President
               Douglas E. Harrison        Vice President
               David J. Healy             Vice President
               Joseph P. Healy            Vice President
               Walter J. Helmlinger       Vice President
               Henry H. Hopkins           Vice President and Director
               Eric G. Knauss             Vice President
               Valerie King-Calloway      Vice President
               Sharon R. Krieger          Vice President
               Jeanette M. LeBlanc        Vice President
               Keith Wayne Lewis          Vice President
               Kim Lewis-Collins          Vice President
               Sarah McCafferty           Vice President
               Maurice Albert Minerbi     Vice President
               Mark Mitchell              Vice President
               Nancy M. Morris            Vice President
               George A. Murnaghan        Vice President
               Steven E. Norwitz          Vice President
               Kathleen M. O'Brien        Vice President
               Barbara O'Connor           Vice President and Controller
               David Oestreicher          Vice President
               Robert Petrow              Vice President
               Pamela D. Preston          Vice President
               George D. Riedel           Vice President
               Lucy Beth Robins           Vice President
               John Richard Rockwell      Vice President
               Kenneth J. Rutherford      Vice President
               Kristin E. Seeberger       Vice President
               Donna B. Singer            Vice President
               Charles E. Vieth           Vice President and Director
               William F. Wendler, II     Vice President
               Jane F. White              Vice President
               Thomas R. Woolley          Vice President
               Alvin M. Younger, Jr.      Treasurer and Secretary

               *Unless otherwise indicated, the business address of each of Investment Services' officers and directors is 100 East Pratt Street, Baltimore, Maryland 21202.

          (c) Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

          All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by First Security Benefit Life Insurance and Annuity Company of New York at its administrative offices--70 West Red Oak Lane, 4th Floor, White Plains, New York 10604.

ITEM 31.  MANAGEMENT SERVICES

          All management contracts are discussed in Part A or Part B.

ITEM 32.  UNDERTAKINGS

          (a)  Registrant   undertakes  that  it  will  file  a   post-effective
               amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than sixteen (16) months old for so long as payments under the Variable Annuity contracts may be accepted.

          (b) Registrant undertakes that it will provide, as part of the Application Kit, a box for the applicant to check if he or she wishes to receive a copy of the Statement of Additional Information.

          (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to First Security Benefit Life Insurance and Annuity Company of New York at the address or phone number listed in the prospectus.

          (d) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

          (e) Registrant represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has caused this Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas, on this 22nd day of February, 1999.

SIGNATURES AND TITLES

Howard R. Fricke                       FIRST SECURITY BENEFIT LIFE INSURANCE
Chairman of the Board, Chief           AND ANNUITY COMPANY OF NEW YORK
Executive Officer and Directo          (THE DEPOSITOR)

                                       By: ROGER K. VIOLA
Donald J. Schepker                         ------------------------------------
Vice President and Director                Roger K. Viola, Secretary, Vice
                                           President and Director as Attorney-
                                           in-Fact for the Officers and
James R. Schmank                           Directors Whose Names Appear Opposite
Vice President, Director
and Treasurer
                                       T. ROWE PRICE VARIABLE ANNUITY ACCOUNT OF
                                       FIRST SECURITY BENEFIT LIFE INSURANCE AND
Roger K. Viola                         ANNUITY COMPANY OF NEW YORK
Secretary, Vice President,             (THE REGISTRANT)
General Counsel and Director

                                       By: FIRST SECURITY BENEFIT LIFE INSURANCE
John E. Hayes, Jr.                         AND ANNUITY COMPANY OF NEW YORK
Director                                   (THE DEPOSITOR)


Kris A. Robbins                        By: HOWARD R. FRICKE
President and Director                     -------------------------------------
                                           Howard R. Fricke, Chairman of the
                                           Board and Chief Executive Officer
Stephen R. Herbert
Director                               By: JAMES R. SCHMANK
                                           -------------------------------------
                                           James R. Schmank, Vice President and
Katherine White                            Treasurer
Director                                           (Principal Financial Officer)

                                       (ATTEST): ROGER K. VIOLA
Jane Boisseau                                    -------------------------------
Director                                         Roger K. Viola, Secretary,
                                                 Vice President and Director

                                       Date: February 22, 1999

                                  EXHIBIT INDEX

 (1) Certified Resolution of the Board of Directors of First Security Benefit Life Insurance and Annuity Company of New York authorizing establishment of the Separate Account

 (2)  None

 (3)  Distribution Agreement (Amended and Restated)

 (4)  None

 (5)  None

 (6)  None

 (7)  None

 (8)  (a) Participation Agreement
      (b) Master Agreement (Amended and Restated)

 (9)  Opinion of Counsel

(10)  Consent of Independent Auditors

(11)  None

(12)  None

(13)  Schedule of Computation of Performance

(14)  None

(15) Powers of Attorney of Howard R. Fricke, Donald J. Schepker, James R. Schmank, Roger K. Viola, John E. Hayes, Jr., Kris A. Robbins, Katherine White, Stephen R. Herbert, and Jane Boisseau.